                                                                Exhibit 10.2




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                                     SECOND

                              AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                        SLC OPERATING LIMITED PARTNERSHIP






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
                                TABLE OF CONTENTS


ARTICLE 1
         Definitions..........................................................4
         1.1      Definitions.................................................4

ARTICLE 2
         Continuation and Business of the Partnership........................16
         2.1      Continuation...............................................16
         2.2      Name.......................................................17
         2.3      Character of the Business..................................17
         2.4      Location of Principal Place of Business....................17
         2.5      Registered Agent and Registered Office.....................17
         2.6      Restatement of Agreement...................................18

ARTICLE 3
         Term................................................................18
         3.1      Commencement...............................................18
         3.2      Dissolution................................................18

ARTICLE 4
         Capital Contributions...............................................18
         4.1      Capital Contributions; Units...............................18
         4.2      Redemption of Units Held by Limited Partner................20
         4.3      Percentage Interests.......................................21
         4.4      Purchase Rights............................................21
         4.5      Redemption of Units Held by the General Partner............21
         4.6      No Third Party Beneficiaries...............................21
         4.7      No Interest on or Return of Capital Contribution...........22

ARTICLE 5
         Indemnification.....................................................22
         5.1      Indemnification of the General Partner.....................22
         5.2      Indemnification of Limited Partners........................23
         5.3      Notice of Claims...........................................25
         5.4      Third Party Claims.........................................25
         5.5      Indemnification Pursuant to Formation Agreement............26

ARTICLE 6
         Allocations, Distributions and Other Tax and Accounting Matters.....26
         6.1      Allocations................................................26
         6.2      Distributions..............................................31
         6.3      Books of Account...........................................32
         6.4      Reports....................................................32
         6.5      Tax Elections and Returns..................................32
         6.6      Tax Matters Partner........................................32
         6.7      Withholding Payments Required By Law.......................33

ARTICLE 7
         Rights, Duties and Restrictions of the General Partner..............34
         7.1      Powers and Duties of the General Partner...................34
         7.2      Reimbursement of the General Partner.......................37
         7.3      Outside Activities of the General Partner..................38
         7.4      Contracts with Affiliates..................................38
         7.5      Title to Partnership Assets................................38
         7.6      Reliance by Third Parties..................................39
         7.7      Liability of the General Partner...........................39
         7.8      Other Matters Concerning the General Partner...............40
         7.9      Operation of SLT in Accordance with REIT Requirements......40
         7.10     Replacement of General Partner.............................41

ARTICLE 8
         Dissolution, Liquidation and Winding-Up.............................41
         8.1      Accounting.................................................41
         8.2      Distribution on Dissolution................................41
         8.3      Documentation of Liquidation...............................42

ARTICLE 9
         Transfer............................................................43
         9.1      General Partner............................................43
         9.2      Transfers by Limited Partners..............................43
         9.3      Certain Restrictions on Transfer...........................45
         9.4      Effective Dates of Transfers...............................45
         9.5      Transfer...................................................46
         9.6      Nevada Gaming Control Act..................................46

ARTICLE 10
         Rights and Obligations of the Limited Partners......................47
         10.1     No Participation in Management.............................47
         10.2     Bankruptcy of a Limited Partner............................47
         10.3     No Withdrawal..............................................47
         10.4     Conflicts..................................................47
         10.5     Provision of Information...................................48
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         10.6     Power of Attorney..........................................49
         10.7     Ownership of Paired Shares.................................50
         10.8     Waiver of Fiduciary Duty...................................51

ARTICLE 11
         Amendment of Partnership Agreement, Meetings........................51
         11.1     Amendments.................................................51
         11.2     Meetings of the Partners; Notices to Partners..............52

ARTICLE 12
         General Provisions..................................................53
         12.1     No Liability of Directors and Others.......................53
         12.2     Notices....................................................53
         12.3     Controlling Law............................................54
         12.4     Execution of Counterparts..................................54
         12.5     Severability...............................................54
         12.6     Entire Agreement...........................................54
         12.7     Paragraph Headings.........................................54
         12.8     Gender, Etc................................................54
         12.9     Number of Days.............................................55
         12.10    Partners Not Agents........................................55
         12.11    Assurances.................................................55
         12.12    Waiver of Partition........................................55

                                LIST OF EXHIBITS

Exhibit

    A             List of Partners, Percentage Interests and Units

    A-1           List of Class A Partners, Percentage Interests and Units

    B             Notice Address of Partners

         THE LIMITED PARTNERSHIP INTERESTS REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. REFERENCE IS MADE TO ARTICLE 9 OF THIS AGREEMENT FOR PROVISIONS RELATING TO VARIOUS RESTRICTIONS ON THE SALE OR OTHER TRANSFER OF THESE INTERESTS.


                                     SECOND

                              AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                        SLC OPERATING LIMITED PARTNERSHIP


                  THIS SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this "Agreement") is made and entered into this 14th day of November, 1997, by and among Starwood Lodging Corporation, a Maryland corporation ("SLC"), as General Partner, and the persons whose names are set forth on Exhibit A hereto and Exhibit A-1 hereto, as each such exhibit may be amended from time to time, as limited partners, pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act.


                                    RECITALS


A. Starwood Lodging Corporation, Columbus Operators, Inc., Hotel Investors of Arizona, Inc., Hotel Investors of Michigan, Inc., Hotel Investors of Virginia, Inc., Western Host, Inc., Hotel Investors Corporation of Nevada, Inc., Hotel Investors of Nebraska, Inc., Berl Holdings, L.P., Starwood-Apollo Hotel Partners VIII, L.P., Starwood-Apollo Hotel Partners IX, L.P., Starwood-Nomura Hotel Investors, L.P., Starwood/Wichita Investors, L.P., Starwood-Huntington Partners, L.P., and Woodstar Partners I, L.P., were the parties to that certain Limited Partnership Agreement of SLC Operating Limited Partnership, dated as of December 15, 1994 (hereinafter, the "Original Agreement" and the "Partnership", respectively).

         B. Firebird Consolidated Partners, L.P., was admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partner, Consent and Amendment dated March 24, 1995.

         C. The Original Agreement was restated by that certain Amended and Restated Limited Partnership Agreement of SLC Operating Limited Partnership by and between SLC, as General Partner, and the General Partners and the Limited Partners of the Partnership, as such groups were then constituted, and dated as of June 29, 1995 (the "Original Restated Agreement").


         D. The Original Restated Agreement was amended by that certain Amendment by and between SLC, as General Partner, and the General Partners and the Limited Partners of the Partnership, as such groups were then constituted, and dated as of May 14, 1996.

         E. Philadelphia HSR Limited Partnership ("HSR") was admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partner, Consent and Amendment (Operating Partnership) dated as of June 3, 1996.

         F. Starwood/Wichita Investors, L.P., Berl Holdings, L.P., Starwood-Huntington, L.P., Woodstar Partners I, L.P., and Wichita Harvey Partners, Ltd., transferred their respective interests in the Partnership to SRL Holdings, Inc., Starwood Capital Group I, L.P., Starwood Opportunity Fund II, L.P., Moonwood Investment Partners, L.P., Woodstar II, L.P., Hospitality Partners, Bristol Hotel Management Corp., and Edward J. Rohling, and each such Person was admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partners Agreement dated as of June 4, 1996.

         G. Philadelphia HIR Limited Partnership ("HIR") was admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partner, Consent and Amendment (Operating Partnership) dated as of July 1, 1996.

         H. Starwood-Apollo Hotel Partners VIII, L.P., transferred its interest in the Partnership to SAHI, Inc., Starwood Hotel Investors, L.P., and AP-GP Midstar Hotels VIII, Inc.; Starwood-Apollo Hotel Partners IX, L.P., transferred its interest in the Partnership to SAHI, Inc., Starwood Hotel Investors, L.P., and AP-GP Midstar Hotels IX, Inc.; Starwood Hotel Investors, L.P., transferred its interest in the Partnership to Starwood Hotel Investors II, L.P., SAHI, Inc. and AP-GP Master Midstar, L.P.; and AP-GP Midstar Hotels VIII, Inc., AP-GP Midstar Hotels IX, Inc., and AP-GP Master Midstar, L.P., transferred their respective interests in the Partnership to Apollo Real Estate Investment Fund, L.P., and each of Starwood Hotel Investors II, L.P., SAHI, Inc. and Apollo Real Estate Investment Fund was admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partners Agreement dated as of December 12, 1996;

         I. Starwood-Nomura Hotel Investors, L.P., SRL Holdings, Inc., Starwood Capital Group, L.P., Moonwood Investment Partners, L.P., Woodstar Partners II, L.P., Berl Holdings I, Inc., SAHI, Inc., and Harveywood Hotel Investors II, L.P., transferred their interests in the Partnership to Burden Direct Investment Fund I., L.P., Ziff Investors Partnership, L.P., II, Carly Simon, Lambster Partners Limited Partners, Montrose Corporation, Star Investors G.P., Meridian Investment Group, 1985 Trust f/b/o Clate Joseph Korsant, 1985 Trust f/b/o Justin Frederick Korsant, Jack Nash, the Nash Family Partnership, Brainard Holdings, Inc., Lowell D. Kraff, Max C. Chapman, Alan Schwartz, Geoffrey T. Boisi, Gregory Beer, Charles E. Mueller, James A. Kleeman, Steve Goldman, Mike Mueller, James
R. Gates, John Z. Kukral, John F. Couture, Barry S. Sternlicht, the Barry S. Sternlicht
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Family Spray Trust I, the Barry S. Sternlicht Family Spray Trust II, the Barry
S. Sternlicht Family Spray Trust III, James G. Babb, III, Madison F. Grose, the Madison F. Grose Irrevocable Insurance Trust, Merrick R. Kleeman, JDE Revocable Trust u/a dated December 31, 1996, Eugene A. Gorab, Jerome C. Silvey, Geoffrey Beer, Jay Sugarman, Jennifer Albero, Steven Fiore, James Oldham, Jeff Dishner, Ellis F. Rinaldi, and J. Peter Paganelli and each such Person was admitted as a limited partner of the Partnership pursuant to forty-four (44) separate Admission of Limited Partner Agreements each dated as of December 31, 1996.

         J. The Prudential Insurance Company of America, on behalf of Prudential Property Investment Separate Account II, Eleanor Mendell, as Trustee of the Gary Mendell Family Trust, Gary Mendell, Ellen-Jo Mendell, Stephen Mendell, Judith K. Rushmore, Murray Dow II, Westport Hospitality, Inc., Zapco Interest Holdings, LP, Zapco Holdings, Inc., Zapco Holdings, Inc. Deferred Compensation Plan Trust, Orna L. Shulman, Arthur Green, Michael Hall, Mark Rosinsky, Randi Rosinsky, John Daily, Felix Cacciato, Thomas Clearwater, Harvey Moore, and Tracy Driscoll (collectively, the "HEI Contributors") were each admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partners, Consent and Amendment (Operating Partnership) dated as of February 14, 1997.

         K. Gary Mendell, Stephen Mendell, Judith K. Rushmore, Murray Dow II, and Westport Hospitality, Inc. (collectively with the HEI Contributors, the "HEI Parties"), were each admitted as a Class A Limited Partner pursuant to that certain Admission of Class A Limited Partners, Consent and Amendment (Operating Partnership) dated as of February 14, 1997.

         L. The Hermitage, L.P. was admitted as a limited partner of the Partnership pursuant to that certain Admission of Limited Partners, Consent and Amendment (Operating Partnership) dated as of March 11, 1997.

         M. Effective as of the date first written above, each of Columbus Operators, Inc., Hotel Investors of Arizona, Inc., Hotel Investors of Michigan, Inc., Hotel Investors of Virginia, Inc., Western Host, Inc., Hotel Investors Corporation of Nevada, Inc., Hotel Investors of Nebraska, Inc. has transferred its respective interest in the Partnership to SLC and has thereby withdrawn as a General Partner of the Partnership, and by its signature below, each of the Limited Partners has consented thereto.

         N. The parties hereto have agreed to amend and restate the Original Restated Agreement, as previously amended, in its entirety to reflect the foregoing and to make other necessary or appropriate changes.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                   Definitions

                  1.1 Definitions. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings as set forth below:

                           "Accountants" shall mean the national firm or firms
of independent certified public accountants selected by the General Partner on behalf of the Partnership to audit the books and records of the Partnership and to prepare statements and reports in connection therewith.

                           "Act" shall mean the Delaware Revised Uniform Limited
Partnership Act, as the same may hereafter be amended from time to time.

                           "Adjusted Capital Account Deficit" shall mean, with
respect to any Partner or holder of Units other than the General Partner, the deficit balance, if any, in such holder's Capital Account as of the end of any relevant fiscal year and after giving effect to the following adjustments:

                                    (a) credit to such Capital Account any
amounts which such holder is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

                                    (b) debit to such Capital Account the items
described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

                           "Administrative Expenses" shall mean: (a) all
administrative and operating costs and expenses of the Partnership; (b) those administrative costs and expenses of the General Partner, including, but not limited to, salaries and other remunerations paid to trustees, officers and employees of the General Partner and accounting and legal expenses undertaken by the General Partner on behalf or for the benefit of the Partnership; and (c) all expenses which the Partnership hereby assumes and agrees to pay as incurred for the benefit of the Partnership, including (i) costs and expenses relating to the formation and continuation of the Partnership and continuity of existence of the General Partner, including taxes (other than the General Partner's federal and state income and franchise taxes, if any), fees and assessments associated therewith, any and all costs, expenses or fees payable to any director or trustee of the General Partner, (ii) to the extent funded by the General Partner for payment by the Partnership, costs and expenses relating to any offer or registration of securities by the General Partner the net proceeds of which are to be contributed or loaned to the Partnership and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offer of securities,
(iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the SEC, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the SEC, and (v) all other costs of the General Partner incurred in the course of its business on behalf of the Partnership including, but not limited to, any indemnification obligations of the General Partner (other than indemnification pursuant to Section 9.1 and 9.2 of the Formation Agreement).

                           "Affected Gain" shall have the meaning set forth in
Section 6.1(c)(ii) hereof.

                           "Affiliate" shall mean, with respect to any Partner
(or as to any other Person the Affiliates of whom are relevant for purposes of any of the provisions of this Agreement): (a) any member of the Immediate Family of such Partner or Person; (b) any trustee or beneficiary of a Partner which is a trust; (c) any trust for the benefit of any Person referred to in the preceding clauses (a) and (b); or (d) any Entity which directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, any Partner or Person referred to in the preceding clauses
(a) through (c).

                           "Agreement" shall mean this Limited Partnership
Agreement, as amended, modified, supplemented or restated from time to time, as the context requires.

                           "Articles of Incorporation" shall mean the Amended
and Restated Articles of Incorporation of the General Partner, as the same may be amended, modified, supplemented, restated or superseded from time to time.

                           "Audited Financial Statements" shall mean financial
statements (balance sheet, statement of income, statement of partners equity and statement of cash flows) prepared in accordance with GAAP and accompanied by an independent auditor's report containing an opinion thereon.

                           "Bankruptcy" shall mean, with respect to any Person:
(a) the commencement by such Person of any petition, case or proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization;
(b) an adjudication that such Person is insolvent or bankrupt; (c) the entry of an order for relief under the federal Bankruptcy Code with respect to such Person; (d) the filing of any such petition or the commencement of any such case or proceeding against such Person, unless such petition and the case or proceeding initiated thereby are dismissed within ninety (90) days from the date of such filing; or (e) the filing of an answer by such Person admitting the allegations of any such petition.

                           "Business Day" shall mean any day that is not a
Saturday, Sunday or a day on which banking institutions in the State of California or the State of New York are authorized or obligated by law or executive order to close.

                           "Capital Account" shall mean, as to any Partner or
holder of Units, a book account maintained in accordance with the following provisions:

                                    (a) to each Partner's or holder of Unit's
Capital Account there shall be credited the amount of cash contributed by the Partner or holder, the initial Gross Asset value of any other asset contributed by such Partner or holder to the capital of the Partnership (net of liabilities secured by contributed property that the Partnership assumes or takes subject
to), such Partner's or holder's distributive share of Net Income and any other items of income or gain allocated to such Partner or holder, the amount of any Partnership liabilities assumed by the Partner or holder or secured by distributed assets that such Partner or holder takes subject to and any other items in the nature of income or gain that are allocated to such Partner or holder pursuant to Section 6.1 hereof; and

                                    (b) to each Partner's or holder of Unit's
Capital Account there shall be debited the amount of cash distributed to the Partner or holder, the Gross Asset Value of any Partnership asset distributed to such Partner or holder pursuant to any provision of this Agreement, such Partner's or holder's distributive share of Net Losses and any other items in the nature of expenses or losses that are allocated to such Partner pursuant to
Section 6.1 hereof.

In the event that a Partner's Partnership Interest or a holder of Unit's Units or portion thereof is transferred within the meaning of Section 1.704-1(b)(2)(iv)(f) of the Regulations, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Partnership Interest, Units or portion thereof so transferred. In the event that the Gross Asset Values of Partnership assets are adjusted, as contemplated in paragraph (b) or (c) of the definition of "Gross Asset Value," the Capital Accounts of the Partners and holders of Units shall be adjusted to reflect the aggregate net adjustments as if the Partnership sold all of its properties for their fair market values and recognized gain or loss for federal income tax purposes equal to the amount of such aggregate net adjustment. This definition of Capital Accounts is intended to comply with the maintenance of capital account provisions of Section 1.704-1(b) of the Regulations and shall be interpreted and applied in a manner consistent therewith.

                           "Capital Contribution" shall mean, with respect to
any Partner, the amount of cash and the initial Gross Asset Value of any Contributed Property (net of liabilities to which such property is subject).

                           "Certificate" shall mean the Certificate of Limited
Partnership establishing the Partnership, as filed with the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms of this Agreement and the Act.

                           "Class A Limited Partners" shall mean those Persons
listed under the heading "Class A Limited Partners" on Exhibit A-1 hereto in their respective capacities as Class A Limited Partners hereof, and any Person who, at the time of reference thereto, is a Class A Limited Partner of the Partnership.

                           "Class A Preferred Return" shall mean, with respect
to any Special Class A Distribution that is not paid within five (5) Business Days of when due, an amount calculated as interest equal to the rate of interest most recently announced by Citibank, N.A. (or any successor to substantially all of its assets and business), as its prime rate, plus eight (8) percent, compounded annually.

                           "Class A Units" shall have the meaning set forth in
Section 4.1(c) hereof.

                           "Code" shall mean the Internal Revenue Code of 1986,
as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                           "Commission" shall mean the Nevada Gaming Commission.

                           "Consent of the Class A Limited Partners" shall mean
the written consent of a Majority-In-Interest of the Class A Limited Partners given in accordance with Section 11.2 hereof, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and which shall not be unreasonably withheld or delayed provided all distributions to the Class A Limited Partners under Section 6.2 hereof are then current.

                           "Consent of the Limited Partners" shall mean the
written consent of a Majority-In-Interest of the Limited Partners given in accordance with Section 11.2 hereof, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-In-Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

                           "Contributed Property" shall mean any property or
other asset in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership with respect to the Partnership Interest held by each Partner.

                           "Control" shall mean the ability, whether by the
direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

                           "Depreciation" shall mean, with respect to any asset
of the Partnership for any fiscal year or other period, the depreciation or amortization, as the case may be, allowed or allowable for federal income tax purposes in respect of such asset for such fiscal year or other period, except that if the Gross Asset Value of an asset differs from its adjusted tax basis for federal income tax purposes at the beginning of such fiscal year or other period, Depreciation shall be an amount that bears the same ratio to such beginning book value as the federal income tax depreciation, amortization or other cost recovery deduction for such fiscal year or other period bears to such beginning adjusted tax basis and if such adjusted tax basis is zero, the Depreciation shall be based on the method of depreciation, amortization or other cost recovery deduction utilized in preparing the financial statements of the Partnership.

                           "Entity" shall mean any general partnership, limited
partnership, limited liability company, corporation, joint venture, trust, business trust, real estate investment trust or association.

                           "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended from time to time and as interpreted by the applicable regulations thereunder (or any corresponding provisions of succeeding laws and regulations).

                           "Exchange Rights Agreement" shall mean any Exchange
Rights Agreement by and among SLT and/or SLC and one or more Limited Partners which is intended to provide for the rights of such Limited Partners to tender Units in exchange for either Paired Shares, other securities, cash or a combination of the foregoing.

                           "Formation Agreement" shall mean that certain
Formation Agreement by and among Starwood Lodging Trust, Starwood Lodging Corporation, Starwood Capital Group, L.P., Berl Holdings, L.P., Woodstar Partners I, L.P., Starwood-Apollo Hotel Partners VIII, L.P., Starwood-Apollo Hotel Partners IX, L.P., Starwood-Nomura Hotel Investors, L.P., Starwood/Wichita Investors, L.P., and Starwood-Huntington Partners, L.P., and dated as of November 11, 1994, and any amendments or modifications thereof or side letters thereto.

                           "GAAP" shall mean generally accepted accounting
principles in effect from time to time.

                           "General Partner" shall mean Starwood Lodging
Corporation, a Maryland corporation, its duly admitted successors and assigns as general partner of the Partnership at the time of reference thereto.

                           "Gross Asset Value" shall mean, with respect to any
asset of the Partnership, such asset's adjusted basis for federal income tax purposes, except as follows:

                                    (a) the initial Gross Asset Value of any
asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset at the time of its contribution as reasonably determined by the General Partner and the contributing Partner;

                                    (b) the Gross Asset values of all
Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, immediately prior to the following events:

                                             (i) a Capital Contribution (other
than a de minimis Capital Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest;

                                             (ii) the distribution by the
Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for the redemption of a Partnership Interest;

                                             (iii) the liquidation of the
Partnership within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations; and

                                             (iv) any other event as to which
the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners;

                                    (c) the Gross Asset Values of Partnership
assets distributed to any Partner shall be the gross fair market values of such assets as reasonably determined by the General Partner as of the date of distribution; and

                                    (d) the Gross Asset Values of Partnership
assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations; provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss. Any adjustment to the Gross Asset Values of Partnership property shall require an adjustment to the Partner's Capital Accounts.

                           "HEI Contribution Agreement" shall mean that certain
Contribution Agreement dated January 15, 1997, by and among the HEI Property Companies, SLC, the Partnership, SLT Financing Partnership, a Delaware general partnership, SLT, the Realty Partnership, and certain other parties.

                           "HEI Contributors" shall have that meaning provided
in Recital J hereto.

                           "HEI Parties" shall have that meaning provided in
Recital K hereto.

                           "HEI Property Companies" shall mean Westport Norfolk
Associates Limited Partnership, a Delaware limited partnership, Pruwest Norfolk, L.L.C., a Delaware limited liability company, Westport BWI, L.L.C., a Delaware limited liability company,

Pruwest Baltimore, L.L.C., a Delaware limited liability company, Westport Raritan, L.L.C., a Delaware limited liability company, Pruwest Edison, L.L.C., a Delaware limited liability company, Westport Novi, L.L.C., a Delaware limited liability company, Pruwest Novi, L.L.C., a Delaware limited liability company, Westport Park Ridge, L.P., a Delaware limited partnership, Westport Park Ridge, L.L.C., a Delaware limited liability company, Westport Long Beach, L.L.C., a Delaware limited liability company, Westport Charleston, L.L.C., a Delaware limited liability company, Westport Santa Rosa, L.L.C., a Delaware limited liability company, Westport Crystal City, L.L.C., a Delaware limited liability company, Prudential, Atlanta Hotel Associates, LP, a Connecticut limited partnership, Virginia Hotel Associates, L.P., a Delaware limited partnership, BW Hotel Realty, L.P., a Maryland limited partnership, Edison Hotel Associates, L.P., a New Jersey limited partnership, Novi Hotel Associates, L.P., a Delaware limited partnership, Park Ridge Hotel Associates, L.P., a Delaware limited partnership, Long Beach Hotel Associates, L.L.C., a New Jersey limited liability company, Charleston Hotel Associates, L.L.C., a New Jersey limited liability company, Santa Rosa Hotel Associates, L.L.C., a New Jersey limited liability company, Crystal City Hotel Associates, L.L.C., a New Jersey limited liability company, and Prudential HEI Joint Venture, a joint venture.

                           "HEI Property Company Interests" shall have the
meaning set forth in the HEI Contribution Agreement.

                           "HICN" shall mean Hotel Investors Corporation of
Nevada, a Nevada corporation.

                           "HICN Partnership" shall have the meaning provided in
Section 4.1(f) hereof.

                           "HIR" shall have that meaning provided in Recital G
hereto.

                           "HSR" shall have that meaning provided in Recital E
hereto.

                           "Immediate Family" shall mean, with respect to any
Person, such Person's spouse (then current or former), parents, parents-in-law, descendants, brothers and sisters (whether by whole or half-blood), first cousins, brothers-in-law and sisters-in-law (whether by whole or half-blood), ancestors and lineal descendants.

                           "Indemnitee" shall mean any Person who is, or at any
time on or after December 15, 1994 was, a (i) General Partner, (ii) employee, trustee, director, officer, stockholder or Liquidating Trustee of the Partnership or the General Partner or (iii) member of the Management Committee.

                           "Inns Ancillary Notes" shall have the meaning
provided in Paragraph 2(f) of that certain Bond Purchase Agreement by and among The First National Bank of Boston, HSR, HIR, the Realty Partnership and the Partnership and dated February 26, 1996.

                           "Issuance Percentage" shall mean the relative values
of SLT and SLC,
each stated as a percentage of the sum of the values of SLT and SLC, and as most recently determined by SLT and SLC.

                           "Lien" shall mean any liens, security interests,
mortgages, deeds of trust, pledges, options, rights of first offer or first refusal and any other similar encumbrances of any nature whatsoever.

                           "Limited Partners" shall mean those Persons listed
under the heading "Limited Partners" on the signature page hereto in their respective capacities as limited partners of the Partnership, their permitted successors or assigns as limited partners hereof, and any Person who, at the time of reference thereto, is a limited partner of the Partnership. Such terms shall include Class A Limited Partners except where the context otherwise requires.

                           "Liquidating Trustee" shall mean such individual or
Entity which is selected as the Liquidating Trustee hereunder by the General Partner, which individual or Entity may include the General Partner or an Affiliate of the General Partner, provided that such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement. The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding up of the Partnership and shall hold and exercise such other rights and powers granted to the General Partner herein or under the Act as are necessary or required to conduct the winding-up and liquidation of the Partnership's affairs and to authorize all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.

                           "Majority-In-Interest of the Class A Limited
Partners" shall mean Class A Limited Partner(s) who hold in the aggregate more than fifty (50) percent of the Percentage Interests then allocable to and held by the Class A Limited Partners, as a class (but excluding any Partnership Interest acquired by the General Partner, or any Person holding as a nominee of a General Partner or any Person controlled by a General Partner).

                           "Majority-In-Interest of the Limited Partners" shall
mean Limited Partner(s) who hold in the aggregate more than fifty (50) percent of the Percentage Interests then allocable to and held by the Limited Partners, as a class (but excluding any Partnership Interests acquired by the General Partner, or any Person holding as a nominee of a General Partner or any Person controlled by a General Partner).

                           "Minimum Gain Attributable to Partner Nonrecourse
Debt" shall mean "partner nonrecourse debt minimum gain" as determined in accordance with Section 1.704-2(i)(2) of the Regulations.

                           "Net Cash Flow" shall mean, with respect to any
fiscal period of the Partnership, the excess, if any, of "Receipts" over "Expenditures." For purposes hereof, the term "Receipts" means the sum of all cash receipts of the Partnership from all sources for such period and any amounts held as reserves as of the last day of such period which the General Partner reasonably deems to be in excess of reserves as determined below. The term

"Expenditures" means the sum of (a) all cash expenditures of the Partnership for any purpose, including operating expenses and capital expenditures for such period, (b) the amount of all payments of principal, premium, if any, and interest on account of any indebtedness of the Partnership, and (c) such additions to cash reserves as of the last day of such period as the General Partner deems necessary or appropriate for any capital, operating or other expenditure, including, without limitation, contingent liabilities; but the term "Expenditures" shall not include amounts paid from cash reserves previously established by the Partnership.

                           "Net Income" or "Net Loss" shall mean, for each
fiscal year or other applicable period, an amount equal to the Partnerships' net income or loss for such year or period as determined for federal income tax purposes by the Accountants, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), with the following adjustments: (a) by including as an item of gross income any tax-exempt income received by the Partnership; (b) by treating as a deductible expense any expenditure of the Partnership described in
Section 705(a)(2)(B) of the Code (including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Section 709(b) of the Code) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or Section 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code); (c) in lieu of depreciation, depletion, amortization and other cost recovery deductions taken into account in computing total income or loss, there shall be taken into account Depreciation; (d) gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of such property rather than its adjusted tax basis; (e) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Sections 1.704-1(b)(2)(iv)(e), (f) and (m) of the Regulations, the amount of such adjustment is to be taken into account as additional Net Income or Net Loss pursuant to Section 6.1 hereof; and (f) excluding any items specially allocated pursuant to Section 6.1(b) hereof.

                           "Nonrecourse Deductions" shall have the meaning set
forth in Sections 1.704-2(b)(1) and (c) of the Regulations and shall be determined in accordance with Section 1.704-2(c) of the Regulations.

                           "Nonrecourse Liabilities" shall have the meaning set
forth in Section 1.704-2(b)(3) of the Regulations.

                           "Original Agreement" shall have the meaning set forth
in Recital A hereof.

                           "Paired Share Closing Price" shall mean, with respect
to a particular date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way on such date, in either case on the New York Stock Exchange, or if the Paired Shares are not then listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Paired Shares are then listed or admitted to trading or, if not then listed or admitted to trading on any national securities exchange, the closing sale price on such date of the Paired Shares or, in case no reported sale takes place on such date then, the average of the closing bid and asked prices on such date, on NASDAQ or any comparable system. If the Paired Shares are not then quoted on NASDAQ or any comparable system, the Board of Trustees of SLT and the Board of Directors of SLC shall in good faith determine the Paired Share Closing Price.

                           "Paired Shares" shall mean one Share and one common
share of beneficial interest of SLT that are subject to a pairing agreement between the General Partner and SLT.

                           "Partner Nonrecourse Debt" shall have the meaning set
forth in Section 1.704-2(b)(4) of the Regulations.

                           "Partner Nonrecourse Deductions" shall have the
meaning set forth in Section 1.704-2(i)(2) of the Regulations and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt shall be determined in accordance with the rules of Section 1.704-2(i) of the Regulations.

                           "Partners" shall mean the General Partner and the
Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Partnership at the time of reference thereto.

                           "Partnership" shall mean the limited partnership
formed under the Act pursuant to the Original Agreement and as continued pursuant to this Agreement and any successor thereto.

                           "Partnership Interest" shall mean the ownership
interest of a Partner in the Partnership from time to time, including each Partner's Percentage Interest and such Partner's Units.

                           "Partnership Minimum Gain" shall have the meaning set
forth in Section 1.704-2(b)(2) of the Regulations and the amount of Partnership Minimum Gain (and any net increase or decrease thereof) for a fiscal year or other period shall be determined in accordance with the rules of Section 1.704-2(d) of the Regulations.

                           "Partnership Record Date" means the record date
established by the General Partner for distribution of Net Cash Flow pursuant to
Section 6.2 hereof, which record date shall be the same as the record date established by the General Partner for distribution to its shareholders of some or all of its portion of such distribution.

                           "Percentage Interest" shall mean, with respect to any
Partner, the percentage ownership interest of such Partner in such items of the Partnership as to which the term "Percentage Interests" is applied in this Agreement, as provided in Section 4.3 hereof.

                           "Person" shall mean any natural person or Entity.

                           "Property" shall mean any property acquired by or
contributed to the Partnership or any property owned by an Entity in which the Partnership has an ownership interest.

                           "Purchase Rights" shall have the meaning set forth in
Section 4.4 hereof.

                           "Realty Agreement" shall mean the Second Amended and
Restated Limited Partnership Agreement of the Realty Partnership, as the same may be amended from time to time.

                           "Realty Partnership" shall mean SLT Realty Limited
Partnership, a Delaware limited partnership.

                           "Registration Rights Agreement" shall mean any
Registration Rights Agreement by and among SLT and/or SLC and one or more Limited Partners, which is intended to set forth the rights of such Limited Partner or Limited Partners or other holders of Units, and the obligations of SLT and/or SLC, to cause the registration of certain securities pursuant to the Securities Act of 1933, as amended.

                           "Regulations" shall mean the income tax regulations
promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations), and may, in the sole discretion of the General Partner, include temporary and/or proposed income tax regulations.

                           "Regulatory Allocations" shall have the meaning set
forth in Section 6.1(b)(viii) hereof.

                           "REIT" shall mean a real estate investment trust as
defined in Section 856 of the Code.

                           "REIT Requirements" shall mean the requirements for
SLT to: (a) qualify as a REIT under the Code and Regulations; (b) avoid any federal income or excise tax liability; (c) retain its status as grandfathered pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984; and (d) retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to SLT dated as of January 4, 1980. "REIT Requirements" shall also include the ownership limitation provisions set forth in Article VI of the Declaration of Trust of SLT, dated August 25, 1969, as amended and restated as of June 6, 1988, and as the same may be further amended, modified, supplemented, restated or superseded from time to time, and in TENTH Article of the Articles of Incorporation.

                           "Restricted Entity" shall mean any "employee benefit
plan" as defined in and subject to ERISA, any "plan" as defined in and subject to Section 4975 of the Code, or any entity any portion or all of the assets of which are deemed pursuant to United States Department of Labor Regulation
Section 2510.3-101 or otherwise pursuant to ERISA or the

Code to be, for any purpose of ERISA or Section 4975 of the Code, assets of any such "employee benefit plan" or "plan" which invests in such entity.

                           "Rights" shall mean the rights of a Limited Partner
as set forth in an Exchange Rights Agreement and/or a Registration Rights Agreement. No provision of this Agreement shall be interpreted as granting any Partner or holder of Units any Rights or any rights or interest in or to the Exchange Rights Agreement or the Registration Rights Agreement.

                           "SEC" shall mean the United States Securities and
Exchange Commission.

                           "Section 704(c) Tax Items" shall have the meaning set
forth in Section 6.1(c)(iii) hereof.

                           "Shares" shall mean the common stock, par value $0.01
per share, of the General Partner.

                           "SLT" shall mean Starwood Lodging Trust, a Maryland
real estate investment trust.

                           "Special Class A Distribution" shall mean, with
respect to a Class A Unit, the fair market value, in cash, of any operating or liquidating distribution in cash or other property made by the Realty Partnership with respect to a Unit of the Realty Partnership. Special Class A Distributions may only be made with respect to Class A Units and shall be due at the same time as such operating or liquidating distributions are made by the Realty Partnership.

                           "Suites Ancillary Notes" shall have the meaning
provided in Paragraph 2(f) of that certain Bond Purchase Agreement by and among the First National Bank of Boston, HSR, HIR, the Realty Partnership and the Partnership and dated February 26, 1996.

                           "Tax Items" shall have the meaning set forth in
Section 6.1(c)(i) hereof.

                           "Tax Payment Loan" shall have the meaning set forth
in Section 6.7(a) hereof.

                           "Units" shall have the meaning set forth in Section
4.1(c) hereof, and such term shall include Class A Units except where the context otherwise requires.

                           "Withholding Tax Act" shall have the meaning set
forth in Section 6.7(a) hereof.


                                    ARTICLE 2

                  Continuation and Business of the Partnership

                  2.1 Continuation. The parties hereto do hereby continue the limited partnership formed pursuant to the Original Agreement and pursuant to the provisions of the Act and upon the terms and conditions set forth herein. The parties hereto agree that the rights and liabilities of the Partners shall be as provided herein. The parties hereto shall immediately execute and deliver all certificates and other documents and do all filings, recording and publishing and other acts as in the judgment of the General Partner may be appropriate to comply with all of the requirements for the continuation of the Partnership as a limited partnership under the Act and the qualification of the Partnership in any jurisdiction in which the Partnership owns property or conducts business.

                  2.2 Name. The name of the Partnership shall be SLC Operating Limited Partnership, or such other name as shall be chosen from time to time by the General Partner in its sole and absolute discretion; provided, however, that the General Partner may not choose the name (or any derivative thereof) of any Limited Partner without the prior written consent of such Limited Partner.

                  2.3 Character of the Business. The purpose of the Partnership shall be to acquire, hold, own, develop, redevelop, construct, improve, maintain, operate, manage, sell, lease, rent, transfer, encumber, mortgage, convey, exchange and otherwise dispose of or deal with the Properties and any other real and personal property of all kinds; to undertake such other activities as may be necessary, desirable or appropriate to the business of the Partnership; to engage in such other activities as shall be necessary, desirable or appropriate to effectuate the foregoing purposes; and to otherwise engage in any enterprise or business in which a limited partnership may engage or conduct under the Act. The Partnership shall have all powers necessary, desirable or appropriate to accomplish the purposes enumerated. In connection with the foregoing, but subject to the terms and conditions of this Agreement, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by Liens, and, directly or indirectly, to acquire and construct additional Properties necessary or useful in connection with its business.

                  2.4 Location of Principal Place of Business. The location of the principal place of business of the Partnership shall be at 2231 East Camelback Road, Suite 400, Phoenix, Arizona 85016, or such other location as shall be selected from time to time by the General Partner in its sole and absolute discretion; provided, however, that the General Partner shall notify the Partners of any change in the location of the principal place of business of the Partnership within thirty (30) days thereafter.

                  2.5 Registered Agent and Registered Office. The registered agent of the Partnership shall be The Corporation Trust Company or such other Person as the General Partner may select in its sole and absolute discretion. The registered office of the Partnership in the State of Delaware shall be c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 or such other location as the General Partner may from time to time select in its sole discretion; provided, however, that the General Partner shall notify the Limited Partners of any change in the registered office or registered agent of the Partnership within thirty (30) days thereafter.

                  2.6 Restatement of Agreement. This Agreement amended and restates the Original Restated Agreement, including the amendments thereto, in its entirety effective as of the date first above written and, effective as of such date, the Original Restated Agreement and the amendment thereto shall be of no further force or effect.


                                    ARTICLE 3

                                      Term

                  3.1 Commencement. The Partnership's term commenced upon the filing of the Certificate with the Secretary of State of Delaware on December 15, 1994.

                  3.2 Dissolution. The Partnership shall continue until dissolved and terminated upon the occurrence of the earliest of the following events:

                           (a) the death, dissolution, termination, withdrawal,
retirement, expulsion or Bankruptcy of the General Partner, unless the Partnership's business is continued as provided in Section 9.1 hereof;

                           (b) the election to dissolve the Partnership made in
writing by the General Partner;

                           (c) the sale or other disposition of all or
substantially all of the assets of the Partnership unless the General Partner elects to continue the Partnership business for the purpose of the receipt and the collection of indebtedness or the collection of any other consideration to be received in exchange for the assets of the Partnership (which activities shall be deemed to be part of the winding up of the affairs of the Partnership);

                           (d) the entry of a decree of judicial dissolution of
the Partnership pursuant to the provisions of the Act, which decree is final and not subject to appeal; or

                           (e) December 31, 2094.


                                    ARTICLE 4

                              Capital Contributions

                  4.1 Capital Contributions; Units.

                           (a) As of the date first above written, the Partners
have the Percentage Interests in the Partnership as set forth in Exhibit A which Percentage Interests shall be adjusted to the extent necessary to reflect properly exchanges, redemptions or conversions of Partnership Interests, Capital Contributions, the issuance of additional Partnership Interests or any other event having an effect on a Partner's Percentage Interest, in each case to the extent permitted by and in accordance with this Agreement. Except to the extent specifically set forth in this Agreement with respect to the General Partner, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership, even if the failure to do so could result in the Bankruptcy or insolvency of the Partnership or any other adverse consequence to the Partnership.

                           (b) The General Partner shall, from time to time,
contribute cash or Property to the Partnership such that the Percentage Interest of the General Partner shall at all times be at least one (1) percent and the Capital Account balance of the General Partner shall be at least the lesser of $500,000 or one (1) percent of the total positive Capital Account balances for the Partnership.

                           (c) The interest of a Partner (or an assignee of a
Partner) in capital, allocations of Net Income, Net Loss and distributions shall be evidenced by the issuance to such Partner (or assignee) of one or more "Units." Notwithstanding the foregoing, the interest of a Class A Limited Partner (or an assignee of a Class A Limited Partner) in capital, allocations of Net Income, Net Loss and distributions, including Special Class A Distributions, and Class A Preferred Return, if any, shall be evidenced by the issuance to such Class A Limited Partner (or assignee) of one or more "Class A Units." The aggregate total of all Units and Class A Units outstanding and the ownership of such Units and Class A Units by each Partner and Class A Limited Partner are as set forth on Exhibit A and Exhibit A-1 hereto, respectively, which Exhibits shall be updated by the General Partner to reflect changes in the holdings of Units and Class A Units by the Partners.

                           (d) From time to time, the General Partner may cause
the Partnership to issue additional Partnership Interests to existing or newly-admitted Partners in exchange for additional Capital Contributions (including Capital Contributions pursuant to Section 4.1(b)). If the General Partner contributes to the Partnership the net proceeds to the General Partner from any offering or sale of Paired Shares (including, without limitation, any issuance of Paired Shares pursuant to the exercise of options, warrants, convertible securities, or similar rights to acquire Paired Shares), the Partnership shall issue to the General Partner Units equal in number to the number of Paired Shares issued in such offering or sale. If the General Partner or SLT issues Paired Shares to any Person in exchange for services, the Partnership shall issue an equal number of Units to the General Partner effective no later than the date on which the value of the Paired Shares is includable in the gross income of such Person.

                           (e) The General Partner is hereby authorized to cause
the Partnership to issue Partnership Interests in one or more classes or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then-existing Partnership Interests and Units, as shall be determined by the General Partner in its sole and absolute discretion, including (i) the allocation of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests and (ii) the rights of each such class or series of Partnership Interests to share in Partnership distributions (including liquidating distributions); provided, however, that no such additional Partnership Interests shall be issued to the General Partner unless (x) the additional Partnership Interests are issued in connection with an issuance of shares of the General Partner, which shares have designations, preferences and other rights, all such that the economic interests of such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 4.1(e) and (y) the General Partner contributes to the Partnership an amount equal to the net proceeds received by the General Partner in connection with the issuance of such shares.

                           (f) As of the date first above written, HICN shall be
issued the number of Units set forth on Exhibit A hereto. On or before December 31, 1998, HICN or the General Partner, as appropriate, shall make contributions to the Partnership described in Section 6.3 of the Formation Agreement.

                           (g) In the event of any change in the outstanding
number of Paired Shares by reason of any share dividend, split, reverse split, recapitalization, merger, consolidation or combination, the number of Units held by each Partner (or assignee) shall be proportionately adjusted such that, to the extent possible, one Unit remains the equivalent of one Share without dilution. It is the intent of the Partners that, to the extent possible, the number of Units held by the General Partner shall at all times equal the number of issued and outstanding Paired Shares.

                           (h) No fractional Units shall remain outstanding. In
lieu of issuing a fractional Unit to a holder of Units, the number of Units to be held by such holder shall be rounded to the nearest whole Unit, or, at the option of the General Partner, the holder shall be paid cash equal to the fair market value of such fractional Unit.

                  4.2 Redemption of Units Held by Limited Partner. The General Partner is hereby authorized to cause the Partnership to redeem all or any portion of the Units held by any Limited Partner whenever the General Partner, in its sole discretion, believes such redemption to be reasonably necessary or appropriate in order to prevent the Partnership from being characterized as a "publicly traded partnership" pursuant to Section 7704 of the Code and the Regulations thereunder. Any redemption of Units pursuant to this Section 4.2 shall be made from the Limited Partners in reverse order of their respective ownership of Units, that is, first from the Limited Partner or Limited Partners with the fewest Units, and, second, if required, from the Limited Partner or Limited Partners with the next fewest Units, et cetera. Notwithstanding the previous sentence, the General Partner is hereby authorized to cause the Partnership to redeem all of the Units held by a particular Limited Partner, including a Class A Limited Partner, who, because of the number of such Limited Partner's direct or indirect beneficial owners or its structure, in the judgment of the General Partner in its sole discretion, and whether or not in conjunction with any other Partner (whether redeemed pursuant to this Section 4.2 or not), may cause the Partnership to be characterized as a "publicly traded partnership" pursuant to Section 7704 of the Code and the Regulations thereunder. The redemption price of any Unit redeemed pursuant to this Section 4.2 shall be equal to the product of (a) 115% of the average of the Paired Share Closing Price for the ten (10) trading day period ending five (5) days prior to the date of such redemption, multiplied by (b) the then Issuance Percentage of SLC. Any redemption of a Limited Partner shall be effective upon the date specified in a Notice to such Limited Partner, or, if later, five (5) days after such Notice. No redemption pursuant to this
Section 4.2 shall be made unless the Realty Partnership concurrently effects a comparable redemption.

                  4.3 Percentage Interests. The Percentage Interest of a Partner shall be equal to the percentage obtained by dividing (a) the number of Units held by such Partner (including Units held by assignees of such Partner who have not been admitted as Partners) by (b) the total number of issued and outstanding Units.

                  4.4 Purchase Rights. If the General Partner grants, issues or sells any options, convertible securities or rights to purchase shares, warrants, or other property pro rata to the record holders of Shares (collectively, "Purchase Rights"), then the Partners shall, to the extent practicable and consistent with the other provisions of this Agreement, be entitled to acquire from the Partnership interests in the Partnership that are substantially similar in amount, tone and tenor to the Purchase Rights to which such Partners would be entitled if such Partners had converted their Partnership Interests into Paired Shares immediately prior to the grant, issue or sale of the Purchase Rights.

                  4.5 Redemption of Units Held by the General Partner. If the General Partner shall redeem any of its outstanding Shares (including the issuance of cash in lieu of fractional Shares or in the event of the forfeiture or cancellation of Shares issued in exchange for services), the Partnership shall concurrently therewith redeem an equal number of Units held by the General Partner for the same price as paid by the General Partner for the redemption, forfeiture or cancellation of such Shares. Similar redemptions of interests of the General Partner in the Partnership shall occur if any other outstanding securities of the General Partner are redeemed or otherwise retired.

                  4.6 No Third Party Beneficiaries. No creditor or other third party shall have the right to enforce any right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

                  4.7 No Interest on or Return of Capital Contribution. No Partner shall be entitled to interest on its Capital Contribution or Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution.

                                    ARTICLE 5

                                 Indemnification

                  5.1 Indemnification of the General Partner.

                           (a) To the fullest extent permitted by law, the
Partnership shall and does hereby indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (including arbitration and mediation proceedings), civil, criminal, administrative or investigative, that relate, directly or indirectly, to the formation, business or operations of the Partnership in which any Indemnitee may be involved, or is threatened to be involved, as a party, witness or otherwise, by reason of the fact that such Person was an Indemnitee, whether or not the same shall proceed to judgment or be settled or otherwise be brought to a conclusion, except only if and to the extent that it is finally adjudicated that the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and was committed with fraud, gross negligence or willful misconduct. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 5.1(a). Any indemnification pursuant to this Section 5.1 shall be made only out of the assets of the Partnership and no Partner shall have any personal liability therefor. The provisions of this Section 5.1 are for the benefit of the Indemnitees, their heirs, successors, assigns, personal representatives and administrators, and shall not be deemed to create any rights for the benefit of any other Persons. The foregoing notwithstanding, the General Partner (or any former General Partner) shall not be entitled to indemnification from the Partnership with respect to matters provided for in Sections 9.1 and 9.2 of the Formation Agreement.

                           (b) Reasonable expenses incurred by an Indemnitee who
is a party or witness in a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership, as authorized in this Section 5.1, has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount paid or reimbursed if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified hereunder.

                           (c) The indemnification provided by this Section 5.1
shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity. The Partnership shall purchase and maintain insurance, on behalf of the Indemnitees, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement. An Indemnitee shall not be denied indemnification in whole or in part under this Section 5.1 solely because the Indemnitee had an interest in the transaction with respect to which the indemnification applies.

                           (d) For purposes of this Section 5.1, the Partnership
shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 5.1; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                  5.2 Indemnification of Limited Partners.

                           (a) From and after the date hereof, the Partnership
shall indemnify and hold harmless each Limited Partner, its Affiliates, employees, officers, directors and agents against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) sustained or incurred by such Limited Partner or Affiliate or any assignee or successor thereof (including, without limitation, any permitted assignee of a Limited Partner under Article 9 hereof) as a result of or arising out of any action, suit or proceeding (including mediation and arbitration proceedings) (i) arising out of or relating to the operation of the Partnership's business or the Limited Partner being a Partner in the Partnership (excluding, specifically, actions, suits or proceedings arising out of actual or alleged breaches of a Partner's representations, warranties or covenants hereunder or pursuant to the Formation Agreement or arising out of acts by a Limited Partner other than in its capacity as such) and (ii) naming a Limited Partner or any of its Affiliates as a party to such proceeding. Any indemnification pursuant to this Section 5.2(a) shall be made only out of the assets of the Partnership and no Partner shall have any personal liability therefor. The provisions of this Section 5.2(a) are for the benefit of the Limited Partners, their Affiliates, employees, officers, directors and agents, and shall not be deemed to create any rights for the benefit of any other Persons.

                           (b) The foregoing notwithstanding, the Partnership
shall indemnify the Class A Limited Partners in respect of all federal or state income tax consequences to them arising from the Special Class A Distributions and the distribution described in Section 8.2(a)(iii) hereof being subject to federal or state income tax in a manner that is less favorable than comparable distributions with respect to Units in the Realty Partnership. Any indemnification pursuant to the preceding sentence shall be computed on a cumulative basis from and after February 14, 1997, and shall be grossed up for any income tax consequences of such indemnification so as to put the Class A Limited Partners in the same after-tax position they would have been in had they been Partners in the Realty Partnership as to such distributions. All calculations of the indemnification payments shall be computed as if the Class A Limited Partners had no sources of income, loss or gain other than from the comparable distributions with respect to Units in the Realty Partnership and pay tax at the highest applicable federal and state tax rates. The provisions of this Section 5.2(b) shall be in addition to and not in limitation of the indemnification provided to Limited Partners pursuant to Section 5.2(a) above.

                           (c) Also notwithstanding the foregoing, the
Partnership shall indemnify and hold harmless the HEI Parties of and from liabilities of the HEI Property Companies whose HEI Property Company Interests have been acquired by the Partnership except for any undisclosed material liability of such Property Company as of February 14, 1997 (collectively, the "Excluded Liabilities"); provided, however, that the Excluded Liabilities shall not include:

                                    (i) any liability incurred in the ordinary
                  course of operating the applicable Hotel prior to February 14, 1997;

                                    (ii) any liability disclosed by the
                  Transaction Documents, the Schedules or Exhibits thereto, any supplement to such schedules or exhibits delivered to the Starwood Parties prior to February 14, 1997, the agreements, reports or other documents referred to in any of the foregoing, the Financial Statements, the financial statements prepared in connection with the Net Working Capital adjustment provided for in Article IV of the Contribution Agreement;

                                    (iii) any Liability of which the Starwood
                  Parties otherwise had Knowledge prior to February 14, 1997; or

                                    (iv) any Liability incurred on or after
                  February 14, 1997;

and the Partnership shall be obligated to hold the HEI Parties harmless from all such enumerated liabilities. The provisions of this Section 5.2(c) shall be in addition to and not in limitation of the indemnifications provided to Limited Partners pursuant to Section 5.2(a) and 5.2(b) above. Any capitalized term in this Section 5.2(c) not otherwise defined in this Agreement shall have the meaning set forth in the HEI Contribution Agreement.

                  5.3 Notice of Claims. If any Person believes that it is entitled to indemnification under this Article 5, such Person shall so notify the Partnership promptly in writing describing such claim for indemnification, the amount thereof, if known, and the method of computation, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such claim shall have occurred; provided, however, that the omission by such indemnified party to give notice as provided herein shall not relieve the Partnership of its indemnification obligation under this Article 5 except to the extent that the Partnership is materially damaged as a result of such failure to give notice. If any action at law or suit in equity is instituted by or against a third party with respect to which any of the Persons entitled to indemnification under this Article 5 intends to make a claim for indemnification under this Article 5, any such Person shall promptly notify the Partnership of such action or suit. Any Person entitled to indemnification hereunder shall use reasonable efforts to minimize the amount of any claim for indemnification hereunder.

                  5.4 Third Party Claims. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party, the indemnified Person shall give such notice thereof to the Partnership not later than twenty (20) Business Days prior to the time any response to the asserted claim is required, if possible, and in any event within fifteen (15) Business Days following the date such indemnified Person has actual knowledge thereof; provided, however, that the omission by such indemnified Person to give notice as provided herein shall not relieve the Partnership of its indemnification obligation under this Article 5 except to the extent that the Partnership is materially damaged as a result of such failure to give notice. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the Partnership may, at its sole cost and expense, assume the defense thereof; provided, however, that counsel for the Partnership, who shall conduct the defense of such claim or legal proceeding, shall be reasonably satisfactory to the indemnified Person; and provided, further, that if the defendants in any such actions include both the indemnified Persons and the Partnership and the indemnified Persons shall have reasonably concluded that there may be legal defenses or rights available to them which have not been waived and are in actual or potential conflict with those available to the Partnership, the indemnified Persons shall have the right to select one law firm reasonably acceptable to the Partnership to act as separate counsel, on behalf of such indemnified Persons, at the expense of the Partnership. Unless the indemnified Persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, if the Partnership assumes the defense of any such claim or legal proceeding, it shall not consent to entry of any judgment, or enter into any settlement, that (a) is not subject to indemnification in accordance with the provisions in this Article 5, (b) provides for injunctive or other non-monetary relief affecting the indemnified Persons or (c) does not include as an unconditional term thereof the giving by each claimant or plaintiff to such indemnified Persons of a release from all liability with respect to such claim or legal proceeding, without the prior written consent of the indemnified Persons (which consent, in the case of clauses (b) and (c), shall not be unreasonably withheld or delayed); and provided, further, that, unless the indemnified Persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, the indemnified Persons may, at their own expense, participate in any such proceeding with the counsel of their choice without any right of control thereof. So long as the Partnership is in good faith defending such claim or proceeding, the indemnified Persons shall not compromise or settle such claim or proceeding without the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed. If the Partnership does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified Persons may defend against such claim or litigation in such manner as they may deem appropriate, including, without limitation, settling such claim or litigation (after giving prior written notice of the same to the Partnership and obtaining the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed) on such terms as the indemnified Persons may deem appropriate, and the Partnership will promptly indemnify the indemnified Persons in accordance with the provisions of this
Article 5.

                  5.5 Indemnification Pursuant to Formation Agreement. If any obligation pursuant to the indemnification provisions of Article IX of the Formation Agreement would otherwise require the indemnifying Person to make a cash payment to the indemnified Person then, subject to Article 9 hereof, in lieu of making all or any portion of such cash payment, the indemnifying Person may transfer Units of equivalent value to the indemnified Person. For purposes of the preceding sentence, the value of a Unit shall be treated as equal to five (5) percent of the average closing price of a Paired Share for the ten (10) trading day period commencing fifteen (15) trading days prior to the date the indemnifying Person would otherwise be required to pay cash to the indemnified Person. Indemnification through the transfer of Units pursuant to this Section 5.5 may only made if (a) indemnification through the transfer of an equal number of units of the Realty Partnership is being made pursuant to Section 5.5 of the Second Amended and Restated Limited Partnership Agreement of SLT Realty Limited Partnership or (b) the indemnifying Person otherwise makes arrangements for the transfer to the indemnified Person (or its designee) of an equal number of units of the Realty Partnership.


                                    ARTICLE 6

         Allocations, Distributions and Other Tax and Accounting Matters

                  6.1 Allocations. The Net Income, Net Loss and other Partnership items shall be allocated pursuant to the provisions of this Section
6.1 hereto.

                           (a) Allocation of Net Income and Net Loss.

                                    (i) Net Income. Except as otherwise provided
herein, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

                                             (A) first, to the General Partner,
until the cumulative Net Income allocated pursuant to this clause (i)(A) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to the last sentence of clause (ii) hereof for all prior periods; and

                                             (B) second, to the holders of
Units, including Class A Units, in proportion to and in reverse order of their prior allocations of Net Loss (other than pursuant to the last sentence of clause (ii) hereof) until the cumulative Net Income allocated pursuant to this clause (i)(B) for the current and all prior periods equals the cumulative Net Loss allocated to such holders (other than pursuant to the last sentence of clause (ii) hereof) for all prior periods;

                                             (C) third, to the holders of Class
A Units until each holder of Class A Units has been allocated Net Income pursuant to this clause (i)(C) in an amount equal to its Class A Preferred Return for the current and all prior periods;

                                             (D) fourth, to the holders of Class
A Units until each holder of Class A Units has been allocated Net Income pursuant to this clause (i)(D) in an amount equal to the Net Income (as defined in Article I of the Realty Agreement) allocated to a

Unit of the Realty Partnership for all prior periods (or portions thereof) from and after February 14, 1997 pursuant to Section 6.1(a)(i)(B) of the Realty Agreement, multiplied by the number of Class A Units held by such holder; and

                                             (E) thereafter, the balance of Net
Income, if any, shall be allocated to the holders of Units, including Class A Units, in accordance with their respective holdings of Units.

                                    (ii) Net Loss. Except as otherwise provided
herein, Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated in the following order and priority;

                                             (A) first, to the holders of Units,
including Class A Units, in proportion to their prior allocations of Net Income pursuant to clause (i)(E) until the cumulative Net Loss allocated pursuant to this clause (ii)(A) for the current and all prior periods equals the cumulative Net Income allocated to such holders pursuant to clause (i)(E) for all prior periods;

                                             (B) second, to the holders of Class
A Units in proportion to their prior allocations of Net Income pursuant to clause (i)(D) until the cumulative Net Loss allocated pursuant to this clause
(ii)(B) for the current and all prior periods equals the cumulative Net Income allocated to such holders pursuant to clause (i)(D) for all prior periods; and

                                             (C) thereafter, to the holders of
Units, including Class A Units, in accordance with their respective holdings of Units.

Clause (ii)(C) notwithstanding, to the extent any Net Loss allocated to a holder would cause such a holder to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Loss relates, such Net Loss shall not be allocated to such holder and instead shall be allocated to the General Partner.

                           (b) Special Allocations. Notwithstanding any
provisions of Section 6.1(a) hereof, the following special allocations shall be made in the following order:

                                    (i) Minimum Gain Chargeback. Notwithstanding
any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Section 1.704-2(f) of the Regulations), each holder of Units shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that holder's share of the net decrease in Partnership Minimum Gain as determined under Section 1.704-2(g) of the Regulations. The items to be so allocated shall be determined in accordance with
Section 1.704-2(f) of the Regulations. This clause (i) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this clause

(i) shall be made in proportion to the respective amounts required to be allocated to each holder of Units pursuant hereto.

                                    (ii) Minimum Gain Chargeback Attributable to
Partner Nonrecourse Debt. Notwithstanding any other provision of this Article 6, if there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property (as further outlined in Section 1.704-2(i)(4) of the Regulations), each holder of Units shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to the holder's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt as determined under Section 1.704-2(i) of the Regulations. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and (j)(2) of the Regulations. This clause (ii) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this clause (ii) shall be made in proportion to the respective amounts required to be allocated to each holder of Units.

                                    (iii) Qualified Income Offset. In the event
a holder of Units unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii) (d)(4), (5), or (6) of the Regulations, and such holder has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such holder in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible, provided that an allocation pursuant to this Section 6.1(b)(iii) shall be made only if and to the extent that such holder would have Adjusted Capital Account Deficit after all other allocations provided for in this Article VI have been tentatively made as if this Section 6.1(b)(iii) were not in the Agreement. This clause (iii) is intended to constitute a "qualified income offset" under Section 1.704-1(b)(2)(ii) (d) of the Regulations and shall be interpreted consistently therewith.

                                    (iv) Gross Income Allocation. In the event
any holder of Units has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of (x) the amount such holder is obligated to restore pursuant to any provision of this Agreement, and (y) the amount such holder is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such holder shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.1(b)(iv) shall be made only if and to the extent that such holder would have a Capital Account Deficit in excess of such sum after all other allocations provided for in this Article 6 have been made as if Section 6.1(b)(iii) hereof and this Section 6.1(b)(iv) were not in the Agreement.

                                    (v) Nonrecourse Deductions. Nonrecourse
Deductions for any fiscal year or other applicable period shall be allocated to the holders of Units in accordance with their respective holdings of Units. For purposes of Section 1.752-3(a) (3) of the Regulations, "excess nonrecourse liabilities" shall be allocated among the holders of Units in proportion to their respective holdings of Units.

                                    (vi) Partner Nonrecourse Deductions. Partner
Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the holder of Units that bears the economic risk of loss with respect to the Partner Nonrecourse Debt in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Sections 1.704-2(b)(4) and (i) (1) of the Regulations).

                                    (vii) Section 754 Adjustments. To the extent
an adjustment to the adjusted tax basis of any Partnership asset pursuant to
Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4) of the Regulations,
to be taken into account in determining Capital Accounts, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to holders of Units in accordance with their interests in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such sections of the Regulations.

                                    (viii) Curative Allocations. The Regulatory
Allocations shall be taken into account in allocating other items of income, gain, loss, and deduction among the holders of Units so that, to the extent possible, the cumulative net amount of allocations of Partnership items under Sections 6.1(a) and (b) hereof shall be equal to the net amount that would have been allocated to each holder of Units if the Regulatory Allocations had not occurred. This subparagraph (viii) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, "Regulatory Allocations" shall mean the allocations provided under this Section 6.1(b) (other than this subparagraph) and allocations pursuant to the last sentence of Section 6.1(a)(ii) hereof.

                                    (ix) Varying Interests. In the event the
number of Units outstanding during a fiscal year changes, the allocations pursuant to this Article 6 shall be made by the General Partner to take such varying interests into account in any reasonable manner permitted under the Code and the Regulations.

                           (c) Tax Allocations.

                                    (i) Generally. Subject to clauses (ii) and
(iii) hereof, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the holders of Units on the same basis as their respective book items.

                                    (ii) Sections 1245/1250 Recapture. If any
portion of gain from the sale of property is treated as gain which is ordinary income by virtue of the application of Sections 1245 or 1250 of the Code ("Affected Gain"), then (A) such Affected Gain shall be allocated among the holders of Units in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and
(B) other Tax Items of gain of the same character that would have been recognized, but for the application of Sections 1245 and/or 1250 of the Code, shall be allocated away from those holders of Units who are allocated Affected Gain pursuant to clause (A) so that, to the extent possible, the other holders of Units are allocated the same amount, and type, of capital gain that would have been allocated to them had Sections 1245 and/or 1250 of the Code not applied. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income or Net Loss for such respective period.

                                    (iii) Allocations Respecting Section 704(c)
of the Code and Revaluations. Property contributed to the Partnership shall be subject to Section 704(c) of the Code and the Regulations thereunder so that, notwithstanding paragraph (b) hereof, taxable gain from disposition, taxable loss from disposition and tax depreciation with respect to Partnership property that is subject to Section 704(c) of the Code and/or Section 1.704-1(b)(2)(iv)(f) of the Regulations (collectively "Section 704(c) Tax Items") shall be allocated on a property by property basis in accordance with said Code Section and/or the Regulations thereunder, as the case may be. The allocation of Section 704(c) Tax Items shall be made pursuant to any reasonable method selected by the General Partner in its discretion authorized under
Section 1.704-3 of the Regulations. Allocations pursuant to this Section 6.1(c)(iii) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, the Capital Account or share of Net Income, Net Loss, other items, or distributions of any holder of Units pursuant to any provision of this Agreement.

                                    (iv) Tax Credits and Other Items. Tax
credits and other items shall be allocated in accordance with the holdings of Units to the extent permitted under Section 1.704-1(b)(4)(ii) of the Regulations or other applicable provision of the Code and Regulations and otherwise in accordance with such provisions.

                                    (v) Ancillary Notes. Income, gain, loss or
correlative adjustments, if any, relating to the Suites Ancillary Notes or the disposition thereof shall be specially allocated to HSR (or its assignees or successors-in-interest). Income, gain, loss or correlative adjustments, if any, relating to the Inns Ancillary Notes or the disposition thereof shall be specially allocated to HSR (or its assignees or successors-in-interest).

                                    (vi) Allocations on Liquidation. If the
distributions to holders of Units pursuant to Section 8.2(a) hereof would otherwise not be in accordance with the positive balances in their Capital Accounts (after taking into account all adjustments to such Capital Accounts for all periods), then items of gross income and gross deduction for the fiscal year with respect to which such distributions are being made (and, if necessary, for prior fiscal years for which amended tax returns can and shall be filed) shall be reallocated among the holders of Units such that the distributions to holders of Units pursuant to Section 8.2(a) hereof are in accordance with the positive balances in their Capital Accounts (after taking into account all adjustments to such Capital Accounts for all periods).

                  6.2 Distributions. The General Partner shall cause the Partnership to distribute all, or such portion as the General Partner may in its reasonable discretion determine, of Net Cash Flow to the holders of Units, including Class A Units, who are holders on the Partnership Record Date with respect to such distribution. Distributions of Net Cash Flow shall be made in the following priority:

                           (a) first, to the holders of Class A Units, pro rata
in an amount equal to the excess, if any, of (i)(x) the cumulative Class A Preferred Return from February 14, 1997 to the end of such fiscal year or other applicable period ending on the Partnership Record Date, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 6.2(a)(i), and then (ii)(x) the cumulative Special Class A Distributions from February 14, 1997 to the end of such fiscal year or other applicable period ending on the Partnership Record Date, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 6.2(a)(ii), treating the distributed amounts as paying the oldest amounts due first; and

                           (b) thereafter, to the holders of Units, including
Class A Units, pro rata in accordance with the holders' ownership of Units, including Class A Units.

                  6.3 Books of Account. At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with GAAP, using the calendar year as the fiscal and taxable year of the Partnership. In addition, the Partnership shall keep all records required to be kept pursuant to the Act.

                  6.4 Reports. The General Partner shall cause to be sent to the Partners promptly after receipt of the same from the Accountants and in no event later than 105 days after the close of each fiscal year of the Partnership, copies of Audited Financial Statements for the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for the immediately preceding fiscal year of the Partnership. The Partnership shall also cause to be prepared such reports and/or information as are necessary for SLT to determine its qualification as a REIT and its compliance with REIT Requirements.

                  6.5 Tax Elections and Returns. All elections required or permitted to be made by the Partnership under any applicable tax law shall be made by the General Partner in its sole and absolute discretion, except that the General Partner shall, if requested by a Limited Partner, file an election on behalf of the Partnership pursuant to Section 754 of the Code to adjust the basis of the Partnership property in the case of a transfer of a Partnership Interest or distribution from the Partnership, including transfers made in connection with the exercise of the Rights, made in accordance with the provisions of the Agreement. The General Partner shall be responsible for preparing and filing all federal and state tax returns for the Partnership and furnishing copies thereof to the Partners, together with required Partnership schedules showing allocations of tax items, copies of all within the period of time prescribed by law. The General Partner shall use reasonable efforts to make available to the holders of Units final K-1's not later than September 15 of each year.

                  6.6 Tax Matters Partner. The General Partner is hereby designated as the

Tax Matters Partner within the meaning of Section 6231(a)(7) of the Code (and any corresponding provisions of state and local law) for the Partnership; provided, however, that (a) in exercising its authority as Tax Matters Partner, the General Partner shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership; and (b) the General Partner shall give prompt notice to any notice partners under Section 6231 of the Code of the receipt of any written notice that the Internal Revenue Service intends to examine or audit Partnership income tax returns for any year, receipt of written notice of the beginning of an administrative proceeding at the Partnership level relating to the Partnership under Section 6223 of the Code, receipt of written notice of the final Partnership administrative adjustment relating to the Partnership pursuant to Section 6223 of the Code, and receipt of any request from the Internal Revenue Service for waiver of any applicable statute of limitations with respect to the filing of any tax return by the Partnership.

                  6.7 Withholding Payments Required By Law.

                           (a) Unless treated as a Tax Payment Loan (as
hereinafter defined), any amount paid by the Partnership for or with respect to any holder of Units on account of any withholding tax or other tax payable with respect to the income, profits or distributions of the Partnership pursuant to the Code, the Regulations, or any state or local statute, regulation, notice, ruling or ordinance requiring such payment (a "Withholding Tax Act") shall be treated as a distribution to such holder for all purposes of this Agreement, consistent with the character or source of the income, profits or cash which gave rise to the payment or withholding obligation. To the extent that the amount required to be remitted by the Partnership under the Withholding Tax Act exceeds the amount then otherwise distributable to such holder, unless and to the extent that funds shall have been provided by such holder pursuant to the last sentence of this Section 6.7(a), the excess shall constitute a loan from the Partnership to such holder (a "Tax Payment Loan") which shall be payable upon demand and shall bear interest, from the date that the Partnership makes the payment to the relevant taxing authority, at the rate announced from time to time by Citibank, N.A. (or any successor thereto) as its "prime rate", plus four
(4) percent per annum, compounded monthly (but in no event higher than the highest interest rate permitted by applicable law). So long as any Tax Payment Loan to any holder of Units or the interest thereon remains unpaid, the Partnership shall make future distributions due to such holder under this Agreement by applying the amount of any such distributions first to the payment of any unpaid interest on such Tax Payment Loan and then to the repayment of the principal thereof, and no such future distributions shall be paid to such holder until all of such principal and interest has been paid in full. If the amount required to be remitted by the Partnership under the Withholding Tax Act exceeds the amount then otherwise distributable to a holder of Units, the Partnership shall notify such holder at least five (5) Business Days in advance of the date upon which the Partnership would be required to make a Tax Payment Loan under this Section 6.7(a) (the "Tax Payment Loan Date") and provide such holder the opportunity to pay to the Partnership, on or before the Tax Payment Loan Date, all or a portion of such deficit.

                           (b) The General Partner shall have the authority to
take all actions necessary to enable the Partnership to comply with the provisions of any Withholding Tax Act applicable to the Partnership and to carry out the provisions of this Section 6.7. Nothing in this Section 6.7 shall create any obligation on the General Partner to advance funds to the

Partnership or to borrow funds from third parties in order to make any payments on account of any liability of the Partnership under a Withholding Tax Act.

                           (c) In the event that a Tax Payment Loan is not paid
by a holder of Units within thirty (30) days after written demand therefor is made by the General Partner, the General Partner may cause all distributions that would otherwise be made to such holder to be retained by the Partnership, or sell such holder's Units for sale proceeds, in each case up to the amount necessary to repay such Tax Payment Loan, including all accrued and unpaid interest therein, and such retained distributions or sale proceeds shall be applied against, first, the accrued interest on and, second, the principal of, such Tax Payment Loan.

                                    ARTICLE 7

             Rights, Duties and Restrictions of the General Partner

                  7.1 Powers and Duties of the General Partner.

                           (a) Subject to Section 7.11 hereof, the General
Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the Partnership's business and the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, the General Partner shall, on behalf of, and at the expense of, the Partnership, have the right, power and authority:

                                    (i) to manage, control, invest, reinvest,
acquire by purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the business or purposes of the Partnership;

                                    (ii) to acquire, directly or indirectly,
interests in real estate of any kind and of any type, and any and all kinds of interests therein (including, without limitation, Entities investing therein), and to determine the manner in which title thereto is to be held; to manage (directly or through property managers), insure against loss, protect and subdivide any of the real estate, interests therein or parts thereof; to improve, develop or redevelop any such real estate; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on any property in which the Partnership owns an interest; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; and to execute assignments of all or any part of the beneficial interest in such land trust;

                                    (iii) to employ, engage, indemnify or
contract with or dismiss from employment or engagement Persons to the extent deemed necessary or appropriate by the General Partner for the operation and management of the Partnership business, including but not limited to contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

                                    (iv) to enter into contracts on behalf of
the Partnership, and to cause all Administrative Expenses to be paid;

                                    (v) to borrow or loan money, obtain or make
loans and advances from and to any Person for Partnership purposes and to apply for and secure from or accept and grant to any Person credit or accommodations; to contract liabilities and obligations (including interest rate swaps, caps and hedges) of every kind and nature with or without security; and to repay, collect, discharge, settle, adjust, compromise or liquidate any such loan, advance, obligation or liability; provided, however, without the Consent of a Majority-In-Interest of the Class A Limited Partners, the Partnership shall not borrow from the Realty Partnership or SLT such that neither the Realty Partnership nor SLT has lending capacity under Section 856(c)(5)(B) of the Code to lend an amount to the Partnership to allow the Partnership to discharge its and the General Partner's obligations to the Class A Limited Partners under this Agreement and under that certain Class A Exchange Rights Agreement dated February 14, 1997, by and among SLC, the Partnership, and the Class A Limited Partners;

                                    (vi) to grant security interests, mortgage,
assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, personal property and real estate and interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds, bills of sale and contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive agreements, undertakings and instruments of every kind and nature; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which the General Partner may deem necessary, proper or advisable to effect or accomplish any of the foregoing or to carry out the business and purposes of the Partnership;

                                    (vii) to acquire and enter into any contract
of insurance (including, without limitation, general partner liability and partnership reimbursement insurance policies) which the General Partner may deem necessary or appropriate;

                                    (viii) to conduct any and all banking
transactions on behalf of the Partnership; to adjust and settle checking, savings and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into or from any account in the Partnership's name; to make deposits into and withdrawals from the Partnership's bank accounts and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

                                    (ix) to demand, sue for, receive and
otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

                                    (x) to acquire interests in and contribute
money or property to any limited or general partnerships, joint ventures, subsidiaries or other entities as the General Partner deems desirable;

                                    (xi) to maintain or cause to be maintained
the Partnership's books and records;

                                    (xii) to prepare and deliver, or cause to be
prepared and delivered, all financial and other reports with respect to the operations of the Partnership, and preparation and filing of all tax returns and reports;

                                    (xiii) to do all things which are necessary
or advisable for the protection and preservation of the Partnership's business and assets, and to execute and deliver such further instruments and undertake such further acts as may be necessary or desirable to carry out the intent and purposes of this Agreement and as are not inconsistent with the terms hereof;

                                    (xiv) subject to Section 7.4 hereof, to
lease real or personal property from the Realty Partnership or its Affiliates or to any other Person on such terms and conditions as the General Partner may from time to time determine; and

                                    (xv) in general, to exercise all of the
general rights, privileges and powers permitted to be had and exercised under the Act.

To the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any specific liability or litigation on behalf of the Partnership.

                           (b) Notwithstanding the provisions of Section 7.1(a)
hereof, the Partnership shall not take any action which (or fail to take any action, the omission of which) the General Partner believes, in its sole and absolute discretion, (i) could adversely affect the ability of SLT to qualify or continue to qualify as a REIT, (ii) could subject SLT to any additional taxes under Section 857 or Section 4981 of the Code or other potentially adverse consequences under the Code, (iii) could otherwise cause SLT to violate the REIT Requirements or (iv) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                           (c) Notwithstanding the provisions of Section 7.1(a)
hereof, the Partnership shall not commingle its funds with those of any Affiliate or other entity; funds and other assets of the Partnership shall be separately identified and segregated; all of the Partnership's assets shall at all times be held by or on behalf of the Partnership, and, if held on behalf of the Partnership by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Partnership; and the Partnership shall maintain its own separate bank accounts, payroll and books of account.

                           (d) Without the consent of the Limited Partners, the
General Partner shall have no power to do any act in contravention of this Agreement or possess any Partnership property for other than a partnership purpose.

                  7.2 Reimbursement of the General Partner.

                           (a) Except as provided in this Section 7.2 and
elsewhere in this Agreement (including the provisions of Articles 5, 6 and 8 hereof regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not receive payments from or be compensated for its services as general partner of the Partnership.

                           (b) The General Partner shall be reimbursed on a
monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership and operation of, or for the benefit of, the Partnership, including, without limitation, the Administrative Expenses. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 5.1 hereof.

                           (c) The General Partner shall also be reimbursed for
all expenses incurred relating to the organization and formation of the Partnership, the General Partner's share of public offerings of Paired Shares by the General Partner and SLT to the extent included in Administrative Expenses, and any other issuance of additional Partnership Interests.

                  7.3 Outside Activities of the General Partner. The General Partner shall not directly or indirectly enter into or conduct any business other than (a) the ownership, acquisition and disposition of Partnership Interests as the General Partner or Limited Partner and the management of the business of the Partnership, and (b) such activities as are incidental thereto, including the General Partner's ownership directly or through a wholly-owned subsidiary of an interest in a partnership or limited liability company in which the Partnership is a partner or member. All future acquisitions of real estate or of leasehold interests in hotels or management of hotels by the General Partner shall be made through and for the benefit of the Partnership. The General Partner agrees that the net proceeds of all offerings of securities by the General Partner shall be contributed to the Partnership (in the case of equity offerings) or loaned to the Partnership (in the case of debt offerings). This Section 7.3 shall not apply to HICN or the General Partner's activities with respect to HICN prior to the earlier of the date it contributes its assets to the Partnership or January 1, 1999. The foregoing notwithstanding, this
Section 7.3 shall not restrict the activities or investments of the General Partner if the General Partner makes such arrangements as are reasonably necessary to avoid such activities or investments having a material adverse impact on the Limited Partners and to assure that the Limited Partners share in the economic benefits of such activities or investments in a fair and equitable manner.

                  7.4 Contracts with Affiliates. The Partnership may engage in transactions, enter into contracts with Affiliates, and lend money to or borrow money from Affiliates which are on terms fair and reasonable to the Partnership and no less favorable to the Partnership than would be obtained from unaffiliated third parties. The Partners hereby agree that the Partnership's leases and loans with the Realty Partnership, as in effect on the date first above written, are on terms fair and reasonable to the Partnership and such terms are no less favorable to the Partnership than would be obtained from unaffiliated third parties.

                  7.5 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby acknowledges and confirms that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

                  7.6 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                  7.7 Liability of the General Partner.

                           (a) Notwithstanding anything to the contrary set
forth in this Agreement, the General Partner shall not be liable for monetary or other damages to the Partnership, any of the Partners or any assignee of any interest of any Partner for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted without fraud, gross negligence or willful misconduct.

                           (b) The Limited Partners expressly acknowledge (i)
that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders collectively, (ii) that, subject to the terms and conditions of this Agreement, the General Partner may, but is under no obligation to, consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or any assignees thereof except as provided in this Agreement) in deciding whether to cause the Partnership to take (or decline to take) any actions, and (iii) that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner acted without fraud, gross negligence or willful misconduct.

                           (c) Subject to its obligations and duties as General
Partner set forth in Section 7.1 hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through agents. The General Partner shall not be responsible for any fraud, willful misconduct or gross negligence on the part of any such agent appointed by it without fraud, gross negligence or willful misconduct.

                           (d) Any amendment, modification or repeal of this
Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Partners under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may be asserted.

                  7.8 Other Matters Concerning the General Partner.

                           (a) The General Partner may rely and shall be
protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                           (b) The General Partner may consult with legal
counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the advice or opinion of such Persons as to matters which the General Partner reasonably believes to be within such Person's professional or expert competence and in accordance with such advice or opinion shall be prima facie evidence that such actions have been done or omitted in good faith.

                           (c) The General Partner shall have the right, in
respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and any attorney or attorneys-in-fact duly appointed by the General Partner. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

                  7.9 Operation of SLT in Accordance with REIT Requirements.

                           (a) The Partners acknowledge and agree that the
ability of SLT to satisfy the REIT Requirements is a material inducement for the Realty Partnership to lease its real and personal property to the Partnership and that the failure of SLT to satisfy the REIT Requirements is likely to have a material adverse effect on the Partnership. The Partners therefore acknowledge and agree that, in addition to the other provisions of this Agreement, so long as SLT desires to elect to be taxed as a REIT, the Partnership shall be operated in a manner that will enable SLT to (i) satisfy the REIT Requirements and (ii) avoid the imposition of any federal income or excise tax liability on SLT. So long as SLT desires to elect to be taxed as a REIT, the Partnership shall avoid taking any action which would result in SLT ceasing to satisfy the REIT Requirements or would result in the imposition of any federal income or excise tax liability on SLT.

                           (b) Without the prior consent of the General Partner,
no Limited Partner or holder of Units or any Affiliate shall take any action, including acquiring, directly or indirectly, an interest in any tenant of a property owned by the Realty Partnership or by an Entity owned by the Realty Partnership (including, but not limited to, the Operating

Partnership, SLC or the Affiliates of either), which would have, through the actual or constructive ownership of any tenant of any property, the effect of causing the percentage of the gross income of SLT that fails to be treated as "rents from real property" within the meaning of Section 856(d)(2) of the Code to exceed such percentage on the date hereof. Each Limited Partner and holder of Units shall use its best efforts to notify the General Partner on a timely basis of any direct or indirect acquisition or potential direct or indirect acquisition of Paired Shares by such Limited Partner or holder or any Affiliate or direct or indirect owner of an interest in such Limited Partner or holder that could reasonably be expected to have such effect.

                  7.10 Replacement of General Partner. In the event the General Partner is no longer a Partner (whether in accordance with the provisions of this Agreement or otherwise), a successor General Partner shall be appointed by a vote of a Majority-in-Interest of the Limited Partners.


                                    ARTICLE 8

                     Dissolution, Liquidation and Winding-Up

                  8.1 Accounting. In the event of the dissolution, liquidation and winding-up of the Partnership, a proper accounting shall be made of the Capital Account of each holder of Units and of the Net Income or Net Loss of the Partnership from the date of the last previous accounting to the date of dissolution.

                  8.2 Distribution on Dissolution.

                           (a) In the event of the dissolution and liquidation
of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

                                    (i) payment of creditors of the Partnership,
including creditors who are Partners or former Partners;

                                    (ii) establishment of reserves as provided
by the Liquidating Trustee to provide for contingent liabilities, if any;

                                    (iii) to the holders of Class A Units in an
amount equal to the excess, if any, of (x) the cumulative distributions under
Section 8.2(a) of the Realty Agreement for an equivalent number of Units in the Realty Partnership from February 14, 1997 to the date on which a distribution under this Section 8.2(a) is made, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 8.2(a)(iii); and

                                    (iv) to the holders of Units, including
Class A Units, in accordance with their respective holdings of Units.

Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (ii) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the provisions of this Section 8.2(a). No Partner or holder of Units shall be liable to any other Partner or holder of Units for a deficit balance in its Capital Account.

                           (b) Notwithstanding the provisions of Section 8.2(a)
hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidating Trustee determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidating Trustee may, in its sole and absolute discretion, defer for a reasonable time liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners which are creditors of the Partnership) and/or, with the Consent of the Limited Partners, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 8.2(a) hereof, undivided interests in such Partnership assets as the Liquidating Trustee deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidating Trustee, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidating Trustee deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidating Trustee shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                  8.3 Documentation of Liquidation. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.



                                    ARTICLE 9

                                    Transfer

                  9.1 General Partner. Except to the extent permitted pursuant to Section 4.5, the General Partner shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its Partnership Interest or Units without the Consent of the Limited Partners, which consent may be given or withheld in each Limited Partner's sole and absolute discretion. Upon any transfer of a Partnership Interest in accordance with the provisions of this Section 9.1, the transferee General Partner shall become vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner under this Agreement, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership interest so acquired. It shall be a condition to any transfer permitted hereunder that the transferee assumes by express agreement (or pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the General Partner are assumed by a successor trust or corporation by operation of law) all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor trust or corporation by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners. In connection with any such permitted transfer, the successor General Partner shall be deemed admitted as such immediately prior to the effective time of the transfer from the transferor General Partner and shall continue the business of the Partnership without dissolution. If the General Partner withdraws or retires from the Partnership, in violation of this Agreement or otherwise, or dissolves, terminates or upon the Bankruptcy of the General Partner, within 90 days thereafter, at least a Majority-in-Interest of the Limited Partners may elect to continue the Partnership business by selecting a substitute General Partner, which substitute General Partner accepts such election and agrees to serve as General Partner. Such successor General Partner shall thereupon succeed to the rights and obligations of the General Partner as provided in this Section 9.1.

                  9.2 Transfers by Limited Partners.

                           (a) No Limited Partner shall have the right, directly
or indirectly, to transfer all or any part of his Partnership Interest or Units to any Person without the prior written consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The foregoing notwithstanding, the General Partner hereby grants the consents described in this Section 9.2 to transfers of Partnership Interests pursuant to an exercise of Rights, provided that any such transfer otherwise complies with all of the other provisions of this Article 9 (including, but not limited to, any additional consents required hereunder).

                           (b) It shall be a condition to any transfer by a
Limited Partner (other than a pledge, encumbrance, hypothecation or mortgage) otherwise permitted hereunder that the transferee assume by operation of law or express agreement all of the obligations of the transferor under this Agreement (including, without limitation, under Article 9 hereof) with respect to such transferred Partnership Interest or Units and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor are assumed by a successor corporation by operation of law) shall relieve the transferor of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion (it being understood that a transferor shall be deemed relieved from such obligations, without the necessity of any such approval, in respect of Partnership Interests transferred to the General Partner or the Partnership pursuant to an Exchange Rights Agreement). Upon such transfer, the transferee of a Partnership Interest shall be admitted as a Limited Partner and shall succeed to all of the rights of the transferor Limited Partner under this Agreement in the place and stead of such transferor Limited Partner (which succession, in the event of a pledge, may be entered into and become effective at the time of foreclosure or other realization of such pledge). The foregoing notwithstanding, a transferee of a Unit shall not be admitted as a substituted Limited Partner unless the General Partner consents, which consent may be given or withheld by the General Partner in its sole and absolute discretion.

Any transferee, whether or not admitted as a substituted Limited Partner, shall succeed to the obligations of the transferor hereunder (unless such transfer is a pledge, encumbrance, hypothecation or mortgage or except as otherwise provided herein).

                           (c) In addition to any other restrictions on transfer
provided herein, no Partnership Interest or Units shall be transferable by a Limited Partner unless the transferor gives written notice of the proposed transfer which notice shall state to the best of its knowledge that such transfer will not violate any of the restrictions set forth in Section 9.3 hereof.

                           (d) Any permitted transferee under Section 9.2 who is
not admitted as a Limited Partner in accordance with this Article 9 or a transferee who only holds Units shall be considered an assignee for purposes of this Agreement. An assignee shall be deemed to have had assigned to it, and shall be entitled to receive, distributions from the Partnership and the share of Net Income, Net Loss, and any other items of income, gain, loss, deduction and credit of the Partnership and rights attributable to the Partnership Interests assigned to such transferee, but shall not be deemed to be a holder of Partnership Interests for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Interests in any matter presented to the Limited Partners for a vote. In the event any such transferee desires to make a further assignment of any such Partnership Interests, such transferee shall be subject to all the provisions of this Article 9 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Interests.

                           (e) The Limited Partners acknowledge that neither the
Partnership Interests nor the Units have been registered under any federal or state securities laws and, as a result thereof, they may not be sold or otherwise transferred, except in compliance with such laws. Notwithstanding anything to the contrary contained in this Agreement, no Partnership Interest or Units may be sold or otherwise transferred unless such transfer is exempt from registration under any applicable securities laws or such transfer is registered under such laws, it being acknowledged that the Partnership has no obligation to take any action which would cause any such Partnership Interests or Units to be registered.

                  9.3 Certain Restrictions on Transfer. In addition to any other restrictions on transfer herein contained, except with the consent of the General Partner, in no event may any transfer of a Partnership Interest or Units by any Person be made (a) to any person or Entity that lacks the legal right, power or capacity to own a Partnership Interest or Units; (b) in the event such transfer would cause SLT to cease to comply with the REIT Requirements; (c) if such transfer would cause a termination of the Partnership for federal income tax purposes; (d) if such transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a Partnership for federal income tax purposes; (e) if such transfer would result in the Partnership being treated as a "publicly traded partnership" or is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code and the Regulations thereunder; (f) in violation of the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (g) if the General Partner reasonably believes that such transfer may (i) cause any portion or all of the assets of the Partnership to be deemed pursuant to United States Department of Labor

Regulation Section 2510.3-101 or otherwise pursuant to ERISA or the Code to be for any purpose of ERISA or Section 4975 of the Code assets of any Restricted Entity, or (ii) cause a "prohibited transaction" (as defined in Section 4975(c) of the Code or within the meaning of Section 406 of ERISA) to occur, or (iii) cause the Partnership to become with respect to any Restricted Entity a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e) of the Code) or (iv) cause the Partnership to be jointly and severally liable for any obligation arising under ERISA or the Code with respect to any "employee benefit plan" as defined in and subject to ERISA or any "plan" as defined in Section 4975 of the Code; or (h) if the intended transferee is a Restricted Entity. Any purported transfer described in this
Section 9.3 shall be void ab initio.

                  9.4 Effective Dates of Transfers.

                           (a) Transfers pursuant to this Article 9 may be made
on any day, but for purposes of this Agreement, the effective date of any such transfer shall be (i) the first day of the month in which such transfer occurred if such transfer occurred on or prior to the fifteenth calendar day of a month, or (ii) the first day of the month immediately following the month in which such transfer occurred, if such transfer occurred after the fifteenth calendar day of a month, or such other date determined by the General Partner pursuant to such convention as may be administratively feasible and consistent with applicable law.

                           (b) If any Partnership Interest or Unit is
transferred or assigned in compliance with the provisions of this Article 9, on any day other than the first day of a calendar year, then Net Income, Net Loss, each item thereof and all other items attributable to such Partnership Interest or Unit for such year shall be allocated to the transferor, and, in the case of a transfer or assignment other than a redemption, to the transferee, by taking into account their varying interests during such year in accordance with Section 706(d) of the Code, using any method permitted thereunder. All distributions pursuant to Section 6.2 hereof attributable to such transferred Partnership Interests or Units (A) with respect to which the Partnership Record Date is before the effective date of such transfer (other than a pledge, encumbrance, hypothecation or mortgage) shall be made to the transferor, (B) with respect to the first Partnership Record Date after the effective date of such transfer (other than a pledge, encumbrance, hypothecation or mortgage) shall be paid to the transferor and to the transferee, ratably in accordance with their respective periods of ownership of the Partnership Interest or Units transferred during the period with respect to which such distribution is made, and (C) all distributions after those described in (A) and (B) shall be made to the transferee.

                  9.5 Transfer.

                           (a) The term "transfer," when used in this Article 9
with respect to a Partnership Interest, shall be deemed to refer to a transaction by which a Person purports to assign its Partnership Interest or any portion thereof (including Units) to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.

                           (b) No Partnership Interest or Unit shall be
transferred, in whole or
in part, except in accordance with the terms and conditions set forth in this
Article 9. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 9 shall be null and void.

                  9.6 Nevada Gaming Control Act.

                           (a) Notwithstanding anything to the contrary
expressed or implied in this Agreement, the sale, assignment, transfer, pledge or other disposition of any interest in the Partnership is void unless approved in advance by the Commission. If at any time the commission finds that an individual owner of any interest in the Partnership is unsuitable to hold that interest, the Commission shall immediately notify the Partnership of that fact. The Partnership shall, within ten (10) days from the date that it receives the notice from the Commission, return to the unsuitable owner the amount of his capital account as reflected on the books of the Partnership. Beginning on the date when the Commission serves notice of a determination of unsuitability, pursuant to the preceding sentence, on the Partnership, it is unlawful for the unsuitable owner: (i) to receive any share of the profits or distributions of any cash or other property other than a return of capital as described above;
(ii) to exercise, directly or through any trust or nominee, any voting right conferred by such interest; or (iii) to receive any remuneration in any form from the Partnership for services rendered or otherwise.

                           (b) Any Limited Partner granted a delayed licensing
by the Commission which Limited Partner is later found unsuitable by the Commission shall return all evidence of any ownership in the Partnership to the Partnership, at which time the Partnership shall refund to the unsuitable Limited Partner no more than the amount that such Limited Partner paid for his ownership interest in the Partnership, and the unsuitable Limited Partner shall no longer have any direct or indirect interest in the Partnership.

                           (c) This Section 9.6 shall apply only if the
Partnership applies for and obtains a Nevada state gaming license and only while such license is in effect. No such license shall be applied for or obtained by the Partnership without the Consent of the Limited Partners.


                                   ARTICLE 10

                 Rights and Obligations of the Limited Partners

                  10.1 No Participation in Management. No Limited Partner, in its capacity as such, shall take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any rights expressly granted to the Limited Partners in this Agreement shall not be deemed to be rights relating to the management of the Partnership's business.

                  10.2 Bankruptcy of a Limited Partner. The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Net Profits or Net Losses of the Partnership and to receive distributions of

Partnership funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. In no event, however, shall such assignee(s) become a substituted Limited Partner except in accordance with Article 9 hereof.

                  10.3 No Withdrawal. No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as provided in Article 9 hereof.

                  10.4 Conflicts. The Partners recognize that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that such Persons are entitled to carry on such other business interests, activities and investments. In deciding whether to take any actions in such capacity, such Limited Partners and their Affiliates may, but shall be under no obligation to, consider the separate interests of the Partnership and shall have no fiduciary obligations to the Partnership and shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the other Partners in connection with such actions except for damages for losses sustained or liabilities incurred which result from a Limited Partner breaching a representation, warranty or covenant hereunder or to the extent provided in the Formation Agreement; nor shall the Partnership or the General Partner be under any obligation to consider the separate interests of the Limited Partners and their Affiliates in such capacity or have any fiduciary obligations to the Limited Partners and their Affiliates in such capacity or be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the Limited Partners and their Affiliates in such capacity arising from actions or omissions taken by the Partnership. The Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper. Notwithstanding the foregoing, the provisions of this Section 10.4 shall not negate or impair any other written agreement between one or more of the Limited Partners and the General Partner or the Partnership (including Section 6.6 of the Formation Agreement) or any duties which a Limited Partner may have in such Limited Partner's capacity as an officer or director of the General Partner.

                  10.5 Provision of Information.

                           (a) With respect to any information required to be
provided to the Limited Partners pursuant to Section 17-305 (or any successor thereto) of the Act: (i) the cost of preparing or providing any such information (including, without limitation, fees paid to any person or entity in connection therewith) shall be paid by the requesting Partner and in no event shall such information be required to be given to the requesting Partner until such payment has been made to the Partnership; (ii) in no event shall any financial statements of the Partnership be required to be provided except for such statements as have already been prepared or are otherwise required to be provided to the Limited Partners under this Agreement and in no event shall any statements which have been prepared be required to be audited, reviewed or otherwise examined by a certified public accountant, if the statements are not otherwise required to be so audited, reviewed or examined pursuant to the provisions of this Agreement; and (iii) in no event shall such information be required to be furnished until forty-five (45) days after such request and unless the information is already in the possession of the Partnership.

                           (b) In addition to other rights provided by this
Agreement or by the Act, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (excluding copying and administrative expenses of the General Partner):

                                    (i) to obtain a copy of the most recent
annual and quarterly reports and current reports on Form 8-K filed with the SEC by the General Partner pursuant to the Securities Exchange Act of 1934;

                                    (ii) to obtain a copy of the Partnership's
federal, state and local income tax returns for each fiscal year of the Partnership;

                                    (iii) to obtain a current list of the name
and last known business, residence or mailing address of each Partner; and

                                    (iv) to obtain a copy of this Agreement and
the Certificate, together with executed copies of all powers of attorney pursuant to which this Agreement and the Certificate have been executed.

                           (c) Notwithstanding any other provision of this
Section 10.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that is not material to the Limited Partners and that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.

                  10.6 Power of Attorney.

                           (a) Each Limited Partner constitutes and appoints the
General Partner, any Liquidating Trustee and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property;
(ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and
(iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement or the Capital Contribution of any Partner.

                           (b) The foregoing power of attorney is irrevocable
and a power coupled with an interest, in recognition of the fact that each of the Limited Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death or incompetency of a Limited Partner to the effect and extent permitted by law, subsequent incapacity of any Limited Partner and the transfer of all or any portion of such Partner's Partnership Interests and shall extend to such Limited Partner's heirs, successors, assigns and personal representatives.

                           (c) Nothing contained in this Section 10.6 shall be
construed as authorizing the General Partner to amend this Agreement except in accordance with Article 11 hereof.

                  10.7 Ownership of Paired Shares.

                           (a) Each Limited Partner and holder of Units hereby
agrees to provide the General Partner within fifteen (15) days of any written request therefor, a statement, to the best of its knowledge, describing the number of Paired Shares actually or constructively owned by such Limited Partner or holder of Units and all direct and indirect owners of such Limited Partner or holder for purposes of the REIT Requirements as determined under Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by Section 856(h) of the Code.

                           (b) Each Limited Partner and holder of Units (i)
hereby covenants that, without the prior written consent of the General Partner (which consent shall not be unreasonably withheld or delayed) it will not acquire and it will use all reasonable efforts to cause its direct or indirect owners not to acquire any Paired Shares or any rights to acquire Paired Shares and (ii) except to the extent that the General Partner provides prior written consent, hereby represents, warrants and covenants that (I) it is not and will not become a Restricted Entity, (II) no "prohibited transaction" (as defined in Section 4975(c) of the Code or within the meaning of Section 406 of ERISA) has occurred or will occur that would not have occurred or occur if the Limited Partner or holder of Units and its Affiliates were not Limited

Partners and were not holders of Units, (III) the Partnership has not become and will not become with respect to any Restricted Entity a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(e) of the Code) which the Partnership would not have become or be if the Limited Partner or holder of Units and its Affiliates were not Limited Partners and were not holders of Units, and (IV) the Partnership has not and will not become jointly and severally liable for any obligations arising under ERISA or the Code with respect to any "employee benefit plan" as defined in and subject to ERISA or any "plan" as defined in the Code for which the Partnership has not become or would not be liable if the Limited Partner or holder of Units and its Affiliate were not Limited Partners and were not holders of Units.

                  10.8 Waiver of Fiduciary Duty. Each Limited Partner and holder of Units hereby waives, to the maximum extent permitted under law, any and all fiduciary duties of the General Partner to each, all or any combination of them and hereby agrees that the General Partner may, but is under no obligation to, take their interests into account in performing or refraining from performing any act permitted under this Agreement.


                                   ARTICLE 11

                  Amendment of Partnership Agreement, Meetings

                  11.1 Amendments.

                           (a) This Agreement may not be amended unless such
amendment is approved by the General Partner with the Consent of the Limited Partners, except as provided below in this Section 11.1.

                           (b) Notwithstanding Section 11.1(a), the General
Partner shall have the power, without the Consent of the Limited Partners but after five (5) Business Days notice to the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                                    (1) to add to the obligations of the General
Partner for the benefit of the Limited Partners;

                                    (2) to reflect the admission, substitution,
termination or withdrawal of Partners after the date hereof in accordance with
Section 4.1(d) or Article 9 of this Agreement, provided that the General Partner shall not be required to give the notice referred to in the first paragraph of this subsection (b) in respect of the transactions described in this Paragraph
(2);

                                    (3) to set forth the rights, powers, duties,
and preferences of the holders of any additional Partnership Interests issued pursuant to Article 4 hereof;

                                    (4) to reflect a change that is of an
inconsequential nature and
does not materially adversely affect the Limited Partners, or to cure any ambiguity, correct or supplement any provision of this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                                    (5) to satisfy any requirements, conditions,
or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                                    (6) to prevent all or any portion of the
assets of the Partnership from being deemed pursuant to United States Department of Labor Regulation Section 2510.3-101 or otherwise pursuant to ERISA or the Code to be, for any purpose of ERISA or Section 4975 of the Code, assets of any Restricted Entity;

                                    (7) to prevent the Partnership from being
characterized as a "publicly traded partnership" pursuant to Section 7704 of the Code and Regulations;

                                    (8) to enable SLT to satisfy the REIT
Requirements; and

                                    (9) to maintain the Partnership's
characterization as a partnership for tax purposes.

                           (c) Notwithstanding Sections 11.1(a) and (b) hereof,
this Agreement shall not be amended without the prior written consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partners to receive allocations and distributions pursuant to Article 6 or
Section 8.2 hereof (except as permitted pursuant to Article 4 and Sections 11.1(b)(3) and 11.1(d) hereof), (iv) alter or modify the Rights set forth in an Exchange Rights Agreement or a Registration Rights Agreement except in compliance therewith, (v) except in furtherance of Sections 11.1(b)(7), (8) or
(9) hereof, alter such Partner's rights to transfer its Partnership Interest;
(vi) amend Section 7.7, 7.8 or 10.7 hereof or (vii) amend Section 11.1(c) or 11.1(d) hereof.

                           (d) Notwithstanding Section 11.1(c) hereof and
subject to (but not in limitation of) the rights granted to the General Partner pursuant to Article 4 and this Article 11, this Agreement may be amended to (i) alter the rights of any or all of the Partners to receive allocations and distributions pursuant to Article 6 or Section 8.2 hereof or (ii) alter the rights of any or all of the Partners to transfer their Partnership Interests if such amendment is approved by the prior written consent of a majority of each class or group of Partnership Interests that is treated in a uniform or pro rata basis by such amendment.

                  11.2 Meetings of the Partners; Notices to Partners.

                           (a) Meetings of Partners may be called by the General
Partner or by Limited Partners holding at least 1% of the Percentage Interests to act on any matter specified herein or in the Act to be voted on or consented to by the Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) Business Days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Limited Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of Limited Partners or may be given in accordance with the procedure prescribed in Section 11.2(b) hereof.

                           (b) Any action required or permitted to be taken at a
meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the General Partner and such percentage or number of the Limited Partners as is expressly required by this Agreement. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of the Partners. Such consent shall be filed with the General Partner and copies thereof delivered to all Partners. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

                           (c) Each Limited Partner may authorize any Person or
Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven
(11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it. No such proxy and no such revocation shall be effective unless a copy thereof has been delivered to the General Partner.

                           (d) Whenever the Consent of the Limited Partners is
required hereunder, the General Partner shall provide a notice to each Partner who is a Limited Partner on the date the notice is given setting forth the matter(s) as to which it proposes to seek such consent at least five (5) Business Days in advance of the date upon which such consent is sought.


                                   ARTICLE 12

                               General Provisions

                  12.1 No Liability of Directors and Others. Notwithstanding anything to the contrary contained herein, no recourse shall be had by the Partnership or any Partner against any trustee, director, shareholder, officer, employee, agent or attorney of the General Partner for any act or omission of the General Partner or any obligation or liability of the General Partner under this Agreement, and none of the foregoing shall have any personal liability for or with respect to any of the foregoing; provided that the foregoing shall not relieve any trustee, officer or director of the General Partner of any liability in his capacity as such.

                  12.2 Notices. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, sent by United States mail, or sent via facsimile. A notice shall be deemed to have been given when delivered in person or, if sent by United States mail, three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party, or, if sent via facsimile, upon receipt by the sending party of verification of transmission. For purposes of this Section 12.2, the addresses of the parties hereto shall be as set forth on Exhibit B hereto. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

                  12.3 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary. Each of the parties hereto irrevocably submits and consents to the jurisdiction of the United States District Court for the Southern District of New York and the United States District Court for the District of Arizona in connection with any action or proceeding arising out of or relating to this Agreement and irrevocably waives any immunity from jurisdiction thereof and any claim of proper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

                  12.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  12.5 Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                  12.6 Entire Agreement. This Agreement (together with the Exhibits hereto) and the Formation Agreement contain the entire understanding among the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The parties hereto intend that this Agreement be treated as a separate and distinct agreement and as not being part of any other agreement (other than the Formation Agreement), arrangement, partnership or joint venture. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                  12.7 Paragraph Headings. The paragraph headings in this Agreement are for convenience and they form no part of this Agreement and shall not affect its interpretation.

                  12.8 Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. The term "including" shall mean "including, but not limited to."

                  12.9 Number of Days. In computing the number of days (other than Business Days and Trading Days) for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday on which national banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

                  12.10 Partners Not Agents. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Limited Partners in the carrying on of their own respective businesses or activities.

                  12.11 Assurances. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

                  12.12 Waiver of Partition. Each Partner hereby waives any right such Partner may have to partition its interest in the Partnership or any property of the Partnership.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed on their behalf as of the date first above written.

                                        GENERAL PARTNER:

                                        STARWOOD LODGING CORPORATION, a
                                        Maryland corporation

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LIMITED PARTNERS:


                                        STARWOOD HOTEL INVESTORS II, L.P.

                                        By: STARWOOD CAPITAL GROUP I, L.P.

                                        By: BSS CAPITAL PARTNERS, L.P.,
                                            General Partner

                                        By: STERNLICHT HOLDINGS II, Inc.
                                            General Partner

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        FIREBIRD CONSOLIDATED PARTNERS, L.P.

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner

                                        APPOLLO REAL ESTATE INVESTMENT
                                        FUND, L.P.

                                        By: APPOLLO REAL ESTATE ADVISORS,
                                            L.P.

                                        By: APPOLLO REAL ESTATE
                                            MANAGEMENT, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PHILADELPHIA HSR LIMITED
                                        PARTNERSHIP

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner


                                        STARWOOD OPPORTUNITY FUND II, L.P.

                                        By: STARWOOD CAPITAL GROUP I, L.P.
                                            General Partner

                                        By: BSS CAPITAL PARTNERS, L.P.,
                                            General Partner

                                        By: STERNLICHT HOLDINGS II, Inc.
                                            General Partner

                                        By: ____________________________________
                                            Name:
                                            Title:



                                        ________________________________________
                                        EDWARD J. ROHLING



                                        ZIFF INVESTORS PARTNERSHIP, L.P. II

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner


                                        MONTROSE CORPORATION

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        HARVEYWOOD HOTEL INVESTORS, L.P.

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner


                                        STAR INVESTORS, G.P.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        MERIDIAN INVESTMENT GROUP

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE HERMITAGE, L.P.

                                        By: HERMITAGE OF NASHVILLE, INC.
                                            General Partner

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BURDEN DIRECT INVESTMENT FUND I,
                                        L.P.

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner


                                        BRAINARD HOLDINGS, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        KJJ REVOCABLE TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:    Trustee



                                        ________________________________________
                                        BARRY S. STERNLICHT


                                        THE BARRY S. STERNLICHT FAMILY
                                        SPRAY TRUST I

                                        By: ____________________________________
                                            Name:
                                            Title:    Trustee


                                        THE BARRY S. STERNLICHT FAMILY
                                        SPRAY TRUST II

                                        By: ____________________________________
                                            Name:
                                            Title:    Trustee


                                        THE BARRY S. STERNLICHT FAMILY
                                        SPRAY TRUST III

                                        By: ____________________________________
                                            Name:
                                            Title:    Trustee



                                        ________________________________________
                                        JACK NASH


                                        THE NASH FAMILY PARTNERSHIP

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner



                                        ________________________________________
                                        MADISON F. GROSE

                                        THE MADISON F. GROSE IRREVOCABLE
                                        INSURANCE TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:    Trustee



                                        ________________________________________
                                        MAX C. CHAPMAN



                                        ________________________________________
                                        MERRICK R. KLEEMAN



                                        ________________________________________
                                        EUGENE A. GORAB



                                        ________________________________________
                                        JAMIE R. GATES


                                        ________________________________________
                                        CARLY SIMON



                                        ________________________________________
                                        STEVEN R. GOLDMAN



                                        ________________________________________
                                        ALAN SCHWARTZ



                                        ________________________________________
                                        JAY SUGARMAN



                                        ________________________________________
                                        JOHN Z. KUKRAL



                                        ________________________________________
                                        JEROME C. SILVEY

                                        ________________________________________
                                        GEOFFREY T. BOISI



                                        ________________________________________
                                        MICHAEL MUELLER



                                        ________________________________________
                                        CLATE JOSEPH KORSANT



                                        ________________________________________
                                        JUSTIN FREDERICK KORSANT



                                        ________________________________________
                                        JAMES G. BABB, III



                                        LAMBSTER PARTNERS LIMITED
                                        PARTNERSHIP

                                        By: ____________________________________
                                            Name:
                                            Title:    General Partner



                                        ________________________________________
                                        JEFF DISHNER



                                        ________________________________________
                                        GEOFFREY BEER



                                        ________________________________________
                                        CHARLES E. MUELLER, M.D.



                                        ________________________________________
                                        LOWELL D. KRAFF



                                        ________________________________________

                                        STEPHEN FIORE



                                        ________________________________________
                                        JENNIFER ALBERO



                                        ________________________________________
                                        JAMES A. KLEEMAN, M.D., PC



                                        ________________________________________
                                        ELLIS F. RINALDI



                                        ________________________________________
                                        J. PETER PAGANELLI



                                        ________________________________________
                                        JOHN F. COUTURE



                                        ________________________________________
                                        JAMES OLDHAM


                                        THE PRUDENTIAL INSURANCE COMPANY
                                        OF AMERICA, on behalf of Prudential
                                        Property Investment Separate Account II

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ELEANOR MENDELL, AS TRUSTEE OF THE
                                        GARY MENDELL FAMILY TRUST

                                        By: ____________________________________
                                            Name:     Eleanor Mendell
                                            Title:    Trustee



                                        ________________________________________
                                        GARY MENDELL

                                        ________________________________________
                                        ELLEN-JO MENDELL



                                        ________________________________________
                                        STEPHEN MENDELL



                                        ________________________________________
                                        JUDITH K. RUSHMORE



                                        ________________________________________
                                        MURRAY DOW II



                                        WESTPORT HOSPITALITY, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ZAPCO HOLDINGS, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ZAPCO HOLDINGS, INC. DEFERRED
                                        COMPENSATION PLAN TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:    Trustee



                                        ________________________________________
                                        ORNA L. SHULMAN



                                        ________________________________________
                                        ARTHUR GREEN

                                        ________________________________________
                                        MICHAEL HALL



                                        ________________________________________
                                        MARK ROSINSKY



                                        ________________________________________
                                        RANDI ROSINSKY



                                        ________________________________________
                                        JOHN DAILY


                                        ________________________________________
                                        FELIX CACCIATO



                                        ________________________________________
                                        THOMAS CLEARWATER



                                        ________________________________________
                                        HARVEY MOORE



                                        ________________________________________
                                        TRACY DRISCOLL


                                                   CLASS "A" PARTNERS
                                                    Signature Blocks



                                        ________________________________________
                                        GARY MENDELL



                                        ________________________________________
                                        STEPHEN MENDELL



                                        ________________________________________
                                        JUDITH K. RUSHMORE

                                        ________________________________________
                                        MURRAY DOW II


                                        WESTPORT HOSPITALITY, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                LIST OF PARTNERS, PERCENTAGE INTERESTS AND UNITS


Date:  As of __________, 1997

      Name of Partner                                     Percentage Interest          Units
      ---------------                                     -------------------          -----
Starwood Lodging Corporation                                    72.4510%            40,078,698
Ziff Investors Partnership, LP II                                4.0850%             2,259,732
Firebird Consolidated Partners, LP                               2.2069%             1,220,820
Starwood Opportunity Fund II, LP                                 1.7047%               943,000
Montrose Corporation                                             1.3435%               743,226
Harveywood Hotel Investors, LP                                   1.1756%               650,338
Star Investors, G.P.                                             1.0748%               594,582
Barry S. Sternlicht                                              0.6275%               347,104
Apollo Real Estate Investment Fund, LP                           0.5334%               295,078
Starwood Hotel Investors II, LP                                  0.5212%               288,334
Meridian Investment Group                                        0.4798%               265,422
Burden Direct Investment Fund I, LP                              0.3915%               216,564
Jack Nash                                                        0.2150%               118,916
Brainard Holdings, Inc.                                          0.1578%                87,310
JDE Revocable Trust                                              0.1511%                83,596
Max C. Chapman                                                   0.1382%                76,430
Rick Kleeman                                                     0.0997%                55,170
Philadelphia HSR, LP                                             0.0985%                54,461
The Barry S. Sternlicht Family Spray Trust I                     0.0970%                53,672
The Barry S. Sternlicht Family Spray Trust II                    0.0970%                53,672
The Barry S. Sternlicht Family Spray Trust III                   0.0970%                53,672
Eugene A. Gorab                                                  0.0899%                49,746

Madison F. Grose                                                 0.0777%                43,004
Jamie R. Gates                                                   0.0729%                40,328
Carly Simon                                                      0.0568%                31,434
Hospitality Partners                                             0.0550%                30,414
The Nash Family Partnership                                      0.0537%                29,730
The Madison F. Grose
  Irrevocable Insurance Trust                                    0.0501%                27,726
Steven R. Goldman                                                0.0409%                22,616
Alan Schwartz                                                    0.0403%                22,298
Jay Sugarman                                                     0.0383%                21,212
Philadelphia HIR, LP                                             0.0328%                18,140
John Z. Kukral                                                   0.0317%                17,550
Jerome C. Silvey                                                 0.0299%                16,516
Geoffrey T. Boisi                                                0.0274%                15,150
Michael Mueller                                                  0.0270%                14,932
Clate Korsant                                                    0.0269%                14,866
Justin Korsant                                                   0.0269%                14,866
James G. Babb, III                                               0.0262%                14,508
Edward J. Rohling                                                0.0199%                11,011
Lambster Partners Limited Partnership                            0.0153%                 8,486
Gregory Beer                                                     0.0134%                 7,434
Jeff Dishner                                                     0.0064%                 3,542
Geoff Beer                                                       0.0042%                 2,306
Charles E. Mueller, MD                                           0.0025%                 1,394
Lowell D. Kraff                                                  0.0022%                 1,190
Stephen Fiore                                                    0.0016%                   900
Jennifer Albero                                                  0.0016%                   882
James A. Kleeman, MD, PC                                         0.0014%                   774

Ellis F. Rinaldi                                                 0.0011%                   634
J. Peter Paganelli                                               0.0009%                   494
John F. Couture                                                  0.0007%                   378
James Oldham                                                     0.0004%                   224
The Prudential Insurance Company of America,
  on behalf of Prudential Property Investment
  Separate Account II                                            8.1872%             4,529,007

Eleanor Mendell, as Trustee of the Gary Mendell
  Family Trust                                                   0.9143%               505,778

Gary Mendell                                                     0.0652%                36,078
Ellen-Jo Mendell                                                 0.9429%               521,617
Stephen Mendell                                                  0.0366%                20,239
Judith K. Rushmore                                               0.4637%               256,511
Murray Dow II                                                    0.0550%                30,415
Wesport Hospitality, Inc.                                        0.0193%                10,656
Zapco Holdings, Inc.                                             0.5989%               331,291
Zapco Holdings, Inc. Deferred Compensation
  Plan Trust                                                     0.0328%                18,126

Orna L. Shulman                                                  0.0379%                20,962
Arthur Green                                                     0.0045%                 2,505
Michael Hall                                                     0.0024%                 1,321
Mark Rosinsky                                                    0.0023%                 1,253
Randi Rosinsky                                                   0.0023%                 1,252
John Daily                                                       0.0039%                 2,161
Felix Cacciato                                                   0.0068%                 3,767
Thomas Clearwater                                                0.0009%                   497
Harvey Moore                                                     0.0004%                   224
Tracy Driscoll                                                   0.0004%                   224
                                                               ---------            ----------
      TOTAL                                                    100.0000%            55,318,336

                                   EXHIBIT A-1

         LIST OF CLASS A LIMITED PARTNERS, PERCENTAGE INTEREST AND UNITS


Date:  As of __________, 1997

      Name of Partner             Percentage Interest                  Units
      ---------------             -------------------                  -----
Gary Mendell                           36.8623%                        93,756

Stephen Mendell                        36.8623%                        93,756

Judith K. Rushmore                     16.5746%                        42,156

Murray Dow II                           1.3753%                         3,498

Westport Hospitality, Inc.              8.3254%                        21,175
                                      --------                        -------

      TOTAL                           100.0000%                       254,341

                                    EXHIBIT B

                           Notice Address of Partners

Name of Partner                                     Notice Address
---------------                                     --------------
Starwood Lodging Corporation                        2231 East Camelback Road
                                                    Suite 400
                                                    Phoenix, Arizona 85016
                                                    Attn: General Counsel

Ziff  Investors Partnership, LP II                  153 East 53rd Street
                                                    New York, NY 10022
                                                    Attn. Mr. Dan Stern

Firebird Consolidated Partners, LP                  c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, Connecticut 06830
                                                    Attention: Madison F. Grose, Esq.

Starwood Opportunity Fund II, LP                    c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, Connecticut 06830
                                                    Attention: Madison F. Grose, Esq.

Montrose Corporation                                c/o The Walt Disney Corporation
                                                    500 S. Buena Vista
                                                    Team Disney 301J
                                                    Burbank, CA 91521
                                                    Attn: Mr. Mark Rozells

Harveywood Hotel Investors, LP                      c/o Starwood Capital Group, General
Partner
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, Connecticut 06830
                                                    Attention:  Jerome C. Silvey

Star Investors, G.P.                                c/o Penguin Group, L.P.
                                                    200 West Madison Avenue, 38th Floor
                                                    Chicago, IL 60606
                                                    Attn:  Mr, Kevin Poorman

Barry S. Sternlicht                                 c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Apollo Real Estate Investment Fund. LP              c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830
                                                    Attn: Madison F. Grose

Starwood Hotel Investors II, LP                     c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830
                                                    Attn: Madison F. Grose, Esq.

Meridian Investment Group                           c/o Penguin Group, L.P.
                                                    200 West Madison Avenue
                                                    Chicago, IL 60606
                                                    Attn:  Mr, Kevin Poorman

Burden Direct Investment Fund I, LP                 10 East 53rd Street
                                                    New York, NY 10022
                                                    Attn:  Mr. Jeff Weber

Jack Nash                                           c/o Odyssey Partners, L.P.
                                                    31 West 52nd Street
                                                    New York, NY 10019

Brainard Holdings, Inc.                             c/o Lake Asset Management, Inc.
                                                    499 Park Avenue, 24th Floor
                                                    New York, NY 10022
                                                    Attn: Mr. Nicholas Berggruen

JDE Revocable Trust                                 c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830
                                                    Attn: Madison F. Grose

Max C. Chapman                                      c/o Normura Securities
                                                    2 World Financial Center, 22nd Floor
                                                    New York, NY 10281-1198

Rick Kleeman                                        c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Philadelphia HSR, LP                                c/o The Beacon Companies
                                                    50 Rowes Wharf
                                                    Boston, MA 02110
                                                    Attn:  Edward N. Sidman

The Barry S. Sternlicht Family Spray Trust I        c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

The Barry S. Sternlicht Family Spray Trust II       c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

The Barry S. Sternlicht Family Spray Trust III      c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Eugene A. Gorab                                     c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Madison F. Grose                                    c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Jamie R. Gates                                      c/o Texas Pacific Group
                                                    600 California Street
                                                    San Francisco, CA 94108

Carly Simon                                         c/o Ms. Arlene Graff
                                                    Star & Co.
                                                    350 Park Avenue
                                                    New York, NY 10022

Hospitality Partners                                7101 Wisconsin Avenue
                                                    Bethesda, MD 20814

The Nash Family Partnership                         c/o Odyssey Partners, L.P.
                                                    31 West 52nd Street
                                                    New York, NY 10019
                                                    Attn: Mr. Joshua Nash

The Madison F. Grose Irrevocable Insurance Trust    c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Steven R. Goldman                                   c/o Starwood Lodging Trust
                                                    2231 East Camelback Road
                                                    Phoenix, AZ 85016

Alan Schwartz                                       c/o Bear Sterns
                                                    245 Park Avenue
                                                    New York, NY 10167

Jay Sugarman                                        c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Philadelphia HIR, LP                                c/o The Beacon Companies
                                                    50 Rowes Wharf
                                                    Boston, MA 02110
                                                    Attn:  Edward N. Sidman

John Z. Kukral                                      c/o The Blackstone Group
                                                    345 Park Avenue
                                                    New York, NY 10154

Jerome C. Silvey                                    c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Geoffrey T. Boisi                                   c/o Beacon Group
                                                    375 Park Avenue
                                                    New York, NY 10152

Michael Mueller                                     c/o Starwood Lodging Trust
                                                    2231 East Camelback Road
                                                    Phoenix, AZ 85016

Clate Korsant                                       c/o Amelia Holdings
                                                    289 Greenwich Avenue
                                                    Greenwich, CT 06830
                                                    Attn: Ms. Dot Parker

Justin Korsant                                      c/o Amelia Holdings
                                                    289 Greenwich Avenue
                                                    Greenwich, CT 06830
                                                    Attn: Ms. Dott Parker

James G Babb, III                                   c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Edward J. Rohling                                   c/o Bristol Hotel Management Operations
                                                    1428 Midway Road
                                                    Dallas, TX 75244
                                                    Attn: Jeff Mayer

Lambster Partners Limited Partnership               c/o Walton Street Capital, L.L.C.
                                                    900 N. Michigan Avenue, 19th Floor
                                                    Chicago, IL 60611
                                                    Mr. Neil Bluhm

Gregory Beer                                        c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Jeff Dishner                                        c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Geoff Beer                                          c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Charles E. Mueller, MD                              11306 Roosevelt Road
                                                    Saginaw, MI 48603



Lowell D. Kraff                                     c/o Lexer Capital, Ltd.
                                                    333 West Wacker Drive, Suite 2070
                                                    Chicago, IL 60606

Stephen Fiore                                       c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

Jennifer Albero                                     c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

James A. Kleeman, MD, PC                            c/o Starwood Capital Group
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830
                                                    Attn: Madison F. Grose

Ellis F. Rinaldi                                    c/o Rinaldi & Associates
                                                    Three Pickwick Plaza, Suite 250
                                                    Greenwich, CT 06830

J. Peter Paganelli                                  c/o Starwood Asset Management
                                                    Three Pickwick Plaza, 3rd Floor
                                                    Greenwich, CT 06830

John F. Couture                                     c/o La Salle Partners
                                                    220 East 42nd Street, 27th Floor
                                                    New York, NY 10017

James Oldman                                        c/o Starwood Asset Management
                                                    Three Pickwick Plaza, 3rd Floor
                                                    Greenwich, CT 06830

The Prudential Insurance Company of America,        c/o Prudential Real Estate Investors
     on behalf of Prudential Property Investment    8 Campus Drive
     Separate Account II                            Parsippany, NJ 07054
                                                    Attn: Mr. Roger S. Pratt

Eleanor Mendell, as Trustee of the Gary Mendell     c/o Eleanor Mendell, Trustee
    Family Trust                                    4 The Circle
                                                    Easton, CT 06612

Gary Mendell                                        20 Morning Glory Drive
                                                    Easton, CT 06612

Ellen-Jo Mendell                                    25 Kent Lane
                                                    Trumbull, CT 06611

Stephen Mendell                                     25 Kent Lane
                                                    Trumbull, CT 06611

Judith K. Rushmore                                  22 Sheperd Lane
                                                    Roslyn Heights, NY 11577

Murray L. Dow II                                    49 Ridge Lane
                                                    Shelton, CT 06484

Westport Hospitality, Inc.                          55 Greens Farms Road
                                                    Westport, CT 06880

Zapco Holdings, Inc. Deferred Compensation          c/o Orna Shulman
     Plan Trust                                     Intertech Corporation
                                                    1301 Pennsylvania Avenue, N.W.
                                                    Suite 700
                                                    Washington, DC 20004

Orna L. Shulman                                     800 5th Avenue
                                                    New York, NY 10021

Arthur C. Green                                     57 Wilton Crest
                                                    Wilton, CT 06484

Michael D. Hall                                     326 Roycroft Street
                                                    Long Beach, CA 90814

Mark J. Rosinsky                                    34 Shadow Lane
                                                    Great Neck, NY 11021

Randi L. Rosinsky                                   34 Shadow Lane
                                                    Great Neck, NY 11021

John Daily                                          10 Cahill Road
                                                    Monroe, CT 06468

Felix J. Caccioto, Jr.                              53 Mimosa Court
                                                    Ridgefield, CT 06877

Thomas Clearwater                                   39 Southwood Drive
                                                    New Canaan, CT 06840

Harvey Moore                                        615 Stockley Garden
                                                    Norfolk, VA 23507

Tracy Driscoll                                      23 Todd Hill Road
                                                    Poughkeepsie, NY 12603

                                    EXHIBIT B

                      Notice Addresses of Class A Partners


Name of Partner                                     Notice Address
---------------                                     --------------

Gary Mendell                                        20 Morning Glory Drive
                                                    Easton, CT 06612

Stephen Mendell                                     25 Kent Lane
                                                    Trumbull, CT 06611

Judith K. Rushmore                                  22 Sheperd Lane
                                                    Roslyn Heights, NY 11577

Murray L. Dow II                                    49 Ridge Lane
                                                    Shelton, CT 06484

Westport Hospitality, Inc.                          55 Greens Farms Road
                                                    Westport, CT 06880

                            CERTIFICATE OF ADMISSION
                      OF SLC OPERATING LIMITED PARTNERSHIP


                  THIS CERTIFICATE OF ADMISSION OF SLC OPERATING LIMITED PARTNERSHIP ("Certificate of Admission") is made effective January 2, 1998, by Starwood Lodging Corporation, a Maryland corporation, as the General Partner of SLC Operating Limited Partnership, a Delaware limited partnership ("Partnership"), which was formed pursuant to the provisions of that certain Limited Partnership Agreement of the Partnership dated as of December 15, 1994 and amended and restated as of June 29, 1995 and again as of November 14, 1997 and subsequently amended as of January 1, 1998 (as such agreement may hereafter be amended from time to time, "Partnership Agreement"). All capitalized terms not defined herein shall have the same meaning set forth in the Partnership Agreement.

                                 R E C I T A L S

                  WHEREAS, as of September 8, 1997, that certain Transaction Agreement ("Transaction Agreement") was entered into among the General Partner, the Partnership, SLT, the Realty Partnership, Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide"), a Delaware corporation, W&S Atlanta Corp. ("Atlanta"), a Delaware corporation, Westin St. John Hotel Company, Inc. ("St. John"), a U.S. Virgin Islands corporation, and the other parties thereto;

                  WHEREAS, pursuant to the Transaction Agreement, it is contemplated that, among other things, the Persons whose names appear below the General Partner's name on the signature pages of this Certificate of Admission (each a "Contributing Party" and, collectively, the "Contributing Parties") will contribute to the Partnership certain of the outstanding shares of capital stock of Atlanta and St. John in exchange for Class B Units described below;

                  WHEREAS, pursuant to Section 4.1(e) of the Partnership Agreement, the General Partner is authorized to cause the Partnership to issue additional Partnership Interests in one or more classes or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then-existing Partnership Interests and Units, as shall be determined by the General Partner in its sole and absolute discretion; and

                  WHEREAS, pursuant to Section 11.1(b)(3) and (4) of the Partnership Agreement, the General Partner is authorized to amend the Partnership Agreement without the Consent of the Limited Partners, and in accordance with Section 11.1(b) of the Partnership Agreement, the Limited Partners have received five Business Days' notice of this Certificate of Admission.

                  NOW THEREFORE, the undersigned certifies that all appropriate actions have been taken to admit the Contributing Parties to the Partnership upon the terms and conditions set forth below:

         SECTION 1. Each Contributing Party is hereby admitted as a Limited Partner of the Partnership and shall receive, inter alia, its share of a maximum total of 393,156 Class B Units(1) to be issued pursuant to the Transaction Agreement. The number of Class B Units received by each Contributing Party is set forth next to each such Contributing Party's signature block below. The General Partner hereby consents to each such admission. If the number of Class B Units to be received by any Contributing Party shall be adjusted after the date hereof in accordance with the terms of or in connection with the Transaction Agreement, the General Partner shall amend this Certificate of Admission to reflect such adjustment.

         SECTION 2. Each Contributing Party has agreed to comply with and to be bound by the terms and conditions of the Partnership Agreement. Each Contributing Party has represented that, to the best of its knowledge, its admission as a Limited Partner does not violate any of the restrictions set forth in Section 9.3 of the Partnership Agreement.

         SECTION 3. The Partnership Agreement is hereby amended such that each and every reference to the "Limited Partners" or to a "Limited Partner" includes each Contributing Party.

         SECTION 4. Exhibit A to the Partnership Agreement is hereby amended to reflect this Certificate of Admission.

         SECTION 5. Exhibit B to the Partnership Agreement is hereby amended to reflect this Certificate of Admission. The notice address of each Contributing Party is set forth on Exhibit A to this Certificate of Admission.

         SECTION 6. Section 1.1 of the Partnership Agreement is hereby amended by the addition of the following defined terms:

                           "Class B Certificate of Admission" shall mean the Certificate of Admission of SLC Operating Limited Partnership dated as of January 2, 1998 that authorizes the issuance of Class B Units.

                           "Class B Limited Partners" shall mean those Persons admitted to the Partnership pursuant to the Class B Certificate of Admission, and any Person who, at the time of reference thereto, is a Class B Limited Partner of the Partnership.

                           "Class B Liquidation Preference Distribution" shall mean, with respect to a Class B Unit, an amount equal to the "fair market value" of one RP Ordinary Unit,

--------

(1) The exact number of Class B Units to be issued to each Contributing Party will be determined on or about December 29, 1997 in a manner consistent with the Transaction Agreement.

         which shall be payable only in the event of the dissolution and liquidation of the Partnership not preceded or accompanied by a liquidation and dissolution of the Realty Partnership. Such fair market value shall be determined in good faith by the General Partner as of the effective date of such liquidation and dissolution or, if no such effective date applies, as of the date of the first liquidating distribution pursuant to Section 8.2. In the event of any change in (i) the nature or amount of securities constituting a unit of Paired Shares under the pairing agreement between the General Partner and SLT, (ii) the correspondence of the number of non-preferred Units in the Partnership to the number of Paired Shares outstanding or (iii) the correspondence of the number of RP Ordinary Units to the number of Paired Shares outstanding, the amount of the Class B Liquidation Preference that shall accrue with respect to each Class B Unit as a function of the fair market of each RP Ordinary Unit shall be equitably adjusted.

                           "Class B OP Special Distribution" shall mean, with respect to a Class B Unit, an amount equal to the sum, in cash, of the fair market value of all operating and liquidating distributions by the Realty Partnership with respect to RP Ordinary Units on or after January 2, 1998 (whether pursuant to Section 6.2 or 8.2 of the Realty Agreement) in an amount per Class B Unit equal to the amount so distributed in respect of each RP Ordinary Unit. In the event of any change in (i) the nature or amount of securities constituting a unit of Paired Shares under the pairing agreement between the General Partner and SLT, (ii) the correspondence of the number of non-preferred Units in the Partnership to the number of Paired Shares outstanding or (iii) the correspondence of the number of RP Ordinary Units to the number of Paired Shares outstanding, the amount of the Class B OP Special Distribution that shall accrue with respect to each Class B Unit as a function of the amount of the corresponding distribution on the RP Ordinary Units shall be equitably adjusted. Class B OP Special Distributions may only be made with respect to Class B Units and shall be due at the same time as such operating or liquidating distributions are made by the Realty Partnership.

                           "Class B Units" shall mean, collectively, the interests of the Class B Limited Partners in capital, allocations of Net Income, Net Loss and distributions, including Class B OP Special Distributions and Class B Liquidation Preference Distributions, if any. The number of Class B Units owned by each Class B Limited Partner is set forth on Exhibit A hereto.

                           "RP Ordinary Units" shall mean units of the Realty Partnership other than units entitled to receive priority distributions under the Realty Agreement such as the Class A Units (as such term is defined in the Realty Agreement).

                           "Units" shall have the meaning set forth in Section 4.1(c) hereof, and such terms shall include Class A Units and Class B Units except where the context otherwise requires.

         SECTION 7. The definition of "Special Class A Distribution" in Section
1.1 of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                  "Special Class A Distribution" shall mean, with respect to a Class A Unit, the fair market value, in cash, of any operating or liquidating distribution in cash or other property made by the Realty Partnership with respect to an RP Ordinary Unit. Special Class A Distributions may only be made with respect to Class A Units and shall be due at the same time as such operating or liquidating distributions are made by the Realty Partnership.

         SECTION 8. Section 6.1(a) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                                    (a)   Allocation of Net Income and Net Loss.

                                            (i)      Net Income.  Except as
         otherwise provided herein, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

                                                     (A)      first, to the
         General Partner, until the cumulative Net Income allocated pursuant to this Section 6.1(a)(i)(A) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Section 6.1(a)(ii)(E) for all prior periods;

                                                     (B)      second, to the
         holders of Units, including Class A Units and Class B Units, to the extent of, in proportion to and in reverse order of their prior allocations of Net Loss pursuant to Section 6.1(a)(ii)(D) until the cumulative Net Income allocated pursuant to this Section 6.1(a)(i)(B) for the current and all prior periods equals the cumulative Net Loss allocated to such holders pursuant to Section 6.1(a)(ii)(D) for all prior periods;

                                                     (C) third, to the holders
         of Class A Units until each holder of Class A Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(C) in an amount equal to its Class A Preferred Return for the current and all prior periods;

                                                     (D) fourth, to the holders
         of Class A Units until each holder of Class A Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(D) in an amount equal to the Net Income (as defined in Section 1.1 of the Realty Agreement) allocated to an RP Ordinary Unit for all prior periods (or portions thereof) from and after February 14, 1997 pursuant to Section 6.1(a)(i)(E) and (F) of the Realty Agreement, multiplied by the number of Class A Units held by such holder;

                                                     (E) fifth, to the holders
         of Class B Units until each holder of Class B Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(E) in an amount equal to its accrued Class B OP Special Distributions, if any;

                                                     (F) sixth, to the holders
         of Class B Units until each holder of Class B Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(F) in an amount equal to the excess of its accrued Class B Liquidation Preference Distribution, if any, over the portion of such holder's initial Capital Account balance allocable to the Class B Liquidation Preference;

                                                     (G) seventh, to the extent
         the Partnership has made distributions pursuant to Section 6.2(d) to the holders of Units, including Class A Units and Class B Units, in accordance with and in proportion to distributions made under Section 6.2(d); and

                                                     (H) thereafter, to the
         holders of Units, including Class A Units and Class B Units, in accordance with and in proportion to their respective holdings of Units.

                                            (ii)     Net Loss.  Except as
         otherwise provided herein, Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated in the following order and priority;

                                                     (A) first, to the holders
         of Units, including Class A Units and Class B Units, to the extent of, in proportion to, and in the reverse order of, Net Income previously allocated to the Partners pursuant to Section 6.1(a)(i)(H), until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(A) for the current and all prior periods equals the cumulative Net Income allocated pursuant to Section 6.1(a)(i)(H) for all prior periods;

                                                     (B) second, to the holders
         of Class B Units to the extent of and in proportion to their prior allocations of Net Income pursuant to Section 6.1(a)(i)(E) and (F) until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(B) for the current and all prior periods equals the cumulative Net Income allocated to such holders pursuant to Section 6.1(a)(i)(E) and (F) for all prior periods;

                                                     (C) third, to the holders
         of Class A Units to the extent of and in proportion to their prior allocations of Net Income pursuant to Section 6.1(a)(i)(C) and (D) until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(C) for the current and all prior periods equals the cumulative Net Income allocated to such holders pursuant to Section 6.1(a)(i)(C) and (D) for all prior periods;

                                                     (D) fourth, to the holders
         of Units, including Class A Units and Class B Units, in accordance with their respective holdings of Units, provided that Net Losses shall not be allocated pursuant to this Section 6.1(a)(ii)(C) to the extent such allocations would cause any Limited Partner to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Loss relates; and

                                                     (E) the balance, if any, to
         the General Partner.

         SECTION 9. Section 6.2 of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                           6.2 Distributions. The General Partner shall cause the Partnership to distribute all, or such portion as the General Partner may in its reasonable discretion determine, of Net Cash Flow to the holders of applicable Units, including Class A Units and Class B Units, who are holders on the Record Date with respect to such distribution. Distributions of Net Cash Flow shall be made in the following priority:

                                    (a)     first, to the holders of Class A
         Units, pro rata in accordance with holders' ownership of Class A Units, in an amount equal to the excess, if any, of (i)(x) the cumulative Class A Preferred Return from February 14, 1997 to the end of such fiscal year or other applicable period ending on the Partnership Record Date, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 6.2(a)(i), and then (ii)(x) the cumulative Special Class A Distributions from February 14, 1997 to the end of such fiscal year or other applicable period ending on the Partnership Record Date, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 6.2(a)(ii), treating the distributed amounts as paying the oldest amounts due first;

                                    (b)     second, to the holders of Class B
         Units, pro rata in accordance with holders' ownership of Class B Units, in an amount equal to the excess, if any, of (i) the total of all Class B OP Special Distributions that have accrued as of the date of payment of such distribution, less (ii) the total of all previous distributions to the holders of Class B Units in respect of such Class B OP Special Distributions pursuant to Section 8.2(a)(v), if any, and this Section 6.2(b);

                                    (c)     third, except as otherwise provided
         in Sections 6.2(d), to the holders of Units, including Class A Units and Class B Units, who are holders on the Partnership Record Date with respect to such distribution pro rata in accordance with the holders' ownership of Units, including Class A Units and Class B Units; and

                                    (d)      when the General Partner declares a
         distribution to holders of Shares and the amount otherwise determined to be distributable to each holder of a Unit, including Class A Units and Class B Units, under Section 6.2(c) results in an amount that is less than the amount distributable to each holder of a Share (on a per Share to per Unit basis), the General Partner shall cause the Partnership to distribute sufficient amounts to holders of Units, including Class A Units and Class B Units, as of the Partnership Record Date so that such holders of Units, including Class A Units and Class B Units, will receive an amount per Unit equal to the related distributions to holders of Shares (on a per Share to per Unit basis). The General Partner shall accomplish this by reducing the amounts otherwise distributable to it under Section 6.2(c) and increasing the amount otherwise distributable to holders of Units, including Class A Units and Class B Units, under Section 6.2(c) and, to the extent necessary, by contributing additional capital to the Partnership.

         SECTION 10. Section 8.2(a) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                           8.2      Distributions on Dissolution.

                           (a) In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

                           (i) payment of creditors of the Partnership, including creditors who are Partners or former Partners;

                           (ii) establishment of reserves as provided by the Liquidating Trustee to provide for contingent liabilities, if any;

                           (iii) to the holders of Class A Units, pro rata in accordance with the holders' ownership of Class A Units, in an amount equal to the excess, if any, of (x) the cumulative distributions under
         Section 8.2(a) of the Realty Agreement for an equivalent number of RP Ordinary Units in the Realty Partnership from February 14, 1997 to the date on which a distribution under this Section 8.2(a) is made, over
         (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 8.2(a)(iii);

                           (iv) to the holders of Class B Units, pro rata in accordance with the holders' ownership of Class B Units, in an amount equal to the excess, if any, of (x) the Class B Liquidation Preference Distribution, over (y) the sum of all prior distributions to holders of Class B Units pursuant to this Section 8.2(a)(iv);

                           (v) to the holders of Class B Units, pro rata in accordance with the holders' ownership of Class B Units, in an amount equal to the excess, if any, of (x) the total of all Class B OP Special Distributions that have accrued as of the date of payment of such liquidating distribution, less (y) the total of all previous distributions to the holders of Class B Units in respect of such Class B OP Special Distributions pursuant to Section 6.2(a) and this Section 8.2(a)(iv); and

                           (vi) to the holders of Units, including Class A Units and Class B Units, in accordance with their respective holdings of Units.

         Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (ii) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the provisions of this Section 8.2(a). No Partner or holder of Units shall be liable to any other Partner or holder of Units for a deficit balance in its Capital Account.

         SECTION 11. As provided for in this Certificate of Admission and as otherwise necessary or appropriate to reflect the admission of the Contributing Parties to the Partnership, the Partnership Agreement is hereby amended effective as of the date first written above. Except as otherwise provided in this Certificate of Admission, each and every provision of the Partnership Agreement remains in full force and effect.

                  IN WITNESS WHEREOF, the party hereto has executed this Certificate of Admission or caused this Certificate of Admission to be executed on its behalf as of the date first above written.


                                   STARWOOD LODGING CORPORATION, a
                                   Maryland corporation

                                   By: /s/ Alan M. Schnaid
                                       ---------------------------
                                       Name: Alan M. Schnaid
                                       Title: Vice President and
                                              Corporate Controller


                  IN WITNESS WHEREOF, the Contributing Parties hereby agree to and acknowledge the terms of this Certificate of Admission.


77,825 Units                   WHWE L.L.C.

                               By:      Whitehall Street Real Estate
                                        Limited Partnership V,
                                        Member and Manager

                               By:

                               By:



                               By: /s/ Jonathan Langer
                                   ---------------------------------
                                        Name: Jonathan Langer
                                        Title: Attorney-in-fact


147,012 Units                  Woodstar Investor Partnership

                               By:      Marswood Investors, L.P.,
                                        General Partner

                               By:      Starwood Capital Group, L.P.,
                                        General Partner

                               By:      BSS Capital Partners, L.P.,
                                        General Partner

                               By:      Sternlicht Holdings II, Inc.,
                                        General Partner


                               By: /s/ Ronald C. Brown
                                   ----------------------------------
                                        Name: Ronald C. Brown
                                        Title: Attorney-in-fact


87,904 Units                   Nomura Asset Capital Corporation


                               By: /s/ Daniel S. Abrams
                                   ----------------------------------
                                        Name: Daniel S. Abrams
                                        Title: Managing Director

                                    EXHIBIT A


1)       If to WHWE L.L.C., to:

         85 Broad Street
         New York, New York 10004

         Attention:        Stuart M. Rothenberg
         Telecopier:       (212) 357-5505

2)       If to Woodstar Investor Partnership, to:

         Three Pickwick Plaza, Suite 250
         Greenwich, CT 06830

         Attention:        Barry S. Sternlicht
         Telecopier:       (203) 861-2101


3)       If to Nomura Asset Capital Corporation, to:

         Two World Financial Center, Building B
         New York, NY 10281

         Attention:        Daniel S. Abrams
         Telecopier:       (212)  667-1666

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                        SLC OPERATING LIMITED PARTNERSHIP


                  THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SLC OPERATING LIMITED PARTNERSHIP ("Amendment") is made and entered into effective as of January 1, 1998, by and among Starwood Lodging Corporation, a Maryland corporation, as the General Partner, and the Limited Partners of SLC Operating Limited Partnership, a Delaware limited partnership ("Operating Partnership"), which was formed pursuant to the provisions of that certain Limited Partnership Agreement of the Operating Partnership dated as of December 15, 1994, and amended and restated as of June 29, 1995 and again as of November 14, 1997 ("Operating Partnership Agreement"). All capitalized terms not defined herein shall have the same meaning set forth in the Operating Partnership Agreement.


                                 R E C I T A L S

                  WHEREAS, as of September 8, 1997, that certain Transaction Agreement ("Transaction Agreement") was entered into by and among the General Partner, the Realty Partnership, SLT, the Operating Partnership, Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide"), a Delaware corporation, and others;

                  WHEREAS, as of November 12, 1997, the Amended and Restated Agreement and Plan of Merger ("Merger Agreement") was entered into by and among the General Partner, Chess Acquisition Corp., a Nevada corporation,, SLT and ITT Corporation ("ITT"), a Nevada corporation;

                  WHEREAS, pursuant to the Transaction Agreement and Merger Agreement, it is contemplated that, among other things, the General Partner will directly hold certain assets previously held by Westin Worldwide and the stock of ITT;

                  WHEREAS, the General Partner believes that it may enter into transactions in the future that may also result in it owning material assets or entering into or conducting a business ("Non-Operating Partnership Business") other than the ownership, acquisition and disposition of Partnership Interests as the General Partner or Limited Partner and the management of the business of the Partnership;

                  WHEREAS, Section 7.3 of the Operating Partnership Agreement provides that if the General Partner directly or indirectly enters into or conducts Non-Operating Partnership Businesses, the General Partner shall make arrangements that are reasonably necessary to prevent such Non-Operating Partnership Businesses from having a material adverse impact on the Limited Partners and that assure that the Limited Partners share in the economic benefits of such Non- Operating Partnership Businesses in a fair and equitable manner;

                  WHEREAS, the General Partner desires to amend the Operating Partnership Agreement as set forth in this Amendment to ensure that any and all Non-Operating Partnership Businesses it conducts will not have a material adverse impact on the Limited Partners and that any economic benefits related to such Non-Operating Partnership Businesses will be shared with Limited Partners in a fair and equitable manner; and

                  WHEREAS, the Limited Partners have been informed and do hereby unconditionally consent to such amendments;

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. Effective as of the date first above written, Section 6.1(a) is hereby amended and restated in its entirety as follows:

                           6.1 Allocations. The Net Income, Net Loss and other Partnership items shall be allocated pursuant to the provisions of this
         Section 6.1 hereto.

                                    (a)     Allocation of Net Income and Net
         Loss.

                                            (i)      Net Income.  Except as
         otherwise provided herein, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

                                                     (A)      first, to the
         General Partner, until the cumulative Net Income allocated pursuant to this Section 6.1(a)(i)(A) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Section 6.1(a)(ii)(D) for all prior periods;

                                                     (B)      second, to the
         holders of Units, including Class A Units, to the extent of, in proportion to and in reverse order of their prior allocations of Net Loss pursuant to Section 6.1(a)(ii)(C) until the cumulative Net Income allocated pursuant to this Section 6.1(a)(i)(B) for the current and all prior periods equals the cumulative Net Loss allocated to such holders pursuant to Section 6.1(a)(ii)(C) for all prior periods;

                                                     (C) third, to the holders
         of Class A Units until each holder of Class A Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(C) in an amount equal to its Class A Preferred Return for the current and all prior periods;

                                                     (D) fourth, to the holders
         of Class A Units until each holder of Class A Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(D) in an amount equal to the Net Income (as defined in Article I of the Realty Agreement) allocated to a Unit of the Realty Partnership for all prior periods (or portions thereof) from and after February 14, 1997 pursuant to Section 6.1(a)(i)(B) and (C) of the Realty Agreement, multiplied by the number of Class A Units held by such holder;

                                                     (E) fifth, to the extent
         the Partnership has made distributions pursuant to Section 6.2(c), to the holders of Units, in accordance with and in proportion to distributions made under Section 6.2(c); and

                                                     (F) thereafter, to the
         holders of Units, including Class A Units, in accordance with and in proportion to their respective holdings of Units.

                                            (ii)     Net Loss.  Except as
         otherwise provided herein, Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated in the following order and priority;

                                                     (A)      first, to the
         holders of Units, including Class A Units, to the extent of, in proportion to, and in the reverse order of, Net Income previously allocated to the Partners pursuant to Section 6.1(a)(i)(F), until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(A) for the current and all prior periods equals the cumulative Net Income allocated pursuant to Section 6.1(a)(i)(F) for all prior periods;

                                                     (B)      second, to the
         holders of Class A Units to the extent of and in proportion to their prior allocations of Net Income pursuant to Section 6.1(a)(i)(C) and
         (D) until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(B) for the current and all prior periods equals the cumulative Net Income allocated to such holders pursuant to Section 6.1(a)(i)(C) and (D) for all prior periods;

                                                     (C)      third, to the
         holders of Units in accordance with their respective holdings of Units, including Class A Units, provided that Net Losses shall not be allocated pursuant to this Section 6.1(a)(ii)(C) to the extent such allocations would cause any Limited Partner to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Loss relates; and

                                                     (D)      the balance, if
         any, to the General Partner.


         SECTION 2. Effective as of the date first above written, Section 6.2 is hereby amended and restated in its entirety as follows:

                           6.2 Distributions. The General Partner shall cause the Partnership to distribute all, or such portion as the General Partner may in its reasonable discretion determine, of Net Cash Flow to the holders of Units, including Class A Units, who are holders on the Partnership Record Date with respect to such distribution in the following priority:

                                    (a)     First, to the holders of Class A
         Units, pro rata in an amount equal to the excess, if any, of (i)(x) the cumulative Class A Preferred Return from February 14, 1997 to the end of such fiscal year or other applicable period ending on the Partnership Record Date, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 6.2(a)(i), and then (ii)(x) the cumulative Special Class A Distributions from February 14, 1997 to the end of such fiscal year or other applicable period ending on the Partnership Record Date, over (y) the sum of all prior distributions to the holders of Class A Units pursuant to this Section 6.2(a)(ii), treating the distributed amounts as paying the oldest amounts due first;

                                    (b)     Thereafter, except as otherwise
         provided in Section 6.2(c), to the holders of Units, including Class A Units, pro rata in accordance with the holders' ownership of Units, including Class A Units; and

                                    (c)      When the General Partner declares
         a dividend to holders of Shares and the amount otherwise determined to be distributable to each holder of a Unit, including Class A Units, under Section 6.2(b) results in an amount that is less than the amount distributable to each holder of a Share (on a per Share to per Unit basis), the General Partner shall cause the Partnership to distribute sufficient amounts to holders of Units, including Class A Units, as of the Partnership Record Date so that such holders of Units, including Class A Units, will receive an amount per Unit equal to the related distributions to holders of Shares (on a per Share to per Unit basis). The General Partner shall accomplish this by reducing the amounts otherwise distributable to it under Section 6.2(b) and increasing the amount otherwise distributable to holders of Units, including Class A Units, under Section 6.2(b) and, to the extent necessary, by contributing additional capital to the Partnership.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed on their behalf as of the date first above written.

                                GENERAL PARTNER:

                                STARWOOD LODGING CORPORATION, a
                                Maryland corporation

                                By: /s/ Nir E. Margalit
                                    ------------------------------------------
                                    Name: Nir E. Margalit
                                    Title: Vice President and Secretary

                                LIMITED PARTNERS:


                                STARWOOD HOTEL INVESTORS II, L.P.

                                By: STARWOOD CAPITAL GROUP I, L.P.

                                By: BSS CAPITAL PARTNERS, L.P.,
                                    General Partner

                                By: STERNLICHT HOLDINGS II, Inc.
                                    General Partner

                                By: /s/ Madison F. Grose
                                    ------------------------------------------
                                    Name: Madison F. Grose
                                    Title: EVP


                                FIREBIRD CONSOLIDATED PARTNERS, L.P.

                                By: /s/ Madison F. Grose
                                    ------------------------------------------
                                    Name: Madison F. Grose
                                    Title: Authorized Signatory for
                                           General Partner


                                APPOLLO REAL ESTATE INVESTMENT
                                FUND, L.P.

                                By: APPOLLO REAL ESTATE ADVISORS, L.P.

                                By: APPOLLO REAL ESTATE MANAGEMENT,

                                      INC.

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:


                                PHILADELPHIA HSR LIMITED PARTNERSHIP

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:    General Partner


                                STARWOOD OPPORTUNITY FUND II, L.P.

                                By:   STARWOOD CAPITAL GROUP I, L.P.
                                      General Partner

                                By: BSS CAPITAL PARTNERS, L.P.,
                                      General Partner

                                By: STERNLICHT HOLDINGS II, Inc.
                                      General Partner

                                By: /s/ Madison F. Grose
                                    ----------------------------------------
                                      Name: Madison F. Grose
                                      Title: EVP

                                /s/ Edward J. Rohling
                                --------------------------------------------
                                EDWARD J. ROHLING


                                ZIFF INVESTORS PARTNERSHIP, L.P. II

                                By: /s/ Philip B. Korsant
                                    ----------------------------------------
                                      Name: PBK Holdings, Inc.
                                      Title:    General Partner
                                      By: Philip B. Korsant--President

                                MONTROSE CORPORATION

                                By:

                                    ----------------------------------------

                                      Name:
                                      Title:


                                HARVEYWOOD HOTEL INVESTORS, L.P.

                                By: /s/ Madison F. Grose
                                    ----------------------------------------
                                      Name: Madison F. Grose
                                      Title: Authorized Signatory for
                                             General Partner


                                STAR INVESTORS, G.P.

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:


                                MERIDIAN INVESTMENT GROUP

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:


                                THE HERMITAGE, L.P.

                                By:   HERMITAGE OF NASHVILLE, INC.
                                      General Partner

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:


                                BURDEN DIRECT INVESTMENT FUND I

                                By: /s/ Jeffrey A. Weber
                                    ----------------------------------------
                                      Name: Jeffrey A. Weber
                                      Title: President & CEO,
                                             Burden Brothers Inc.,
                                             General Partner,
                                             William A.M. Burden & Co., LP

                                BRAINARD HOLDINGS, INC.

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:


                                KJJ REVOCABLE TRUST

                                By: /s/ Hekmatollah Eilian
                                    ----------------------------------------
                                      Name:     Hekmatollah Eilian
                                      Title:    Trustee


                                ----------------------------------------
                                BARRY S. STERNLICHT


                                THE BARRY S. STERNLICHT FAMILY SPRAY
                                TRUST I

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:    Trustee


                                THE BARRY S. STERNLICHT FAMILY SPRAY
                                TRUST II

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:    Trustee


                                THE BARRY S. STERNLICHT FAMILY SPRAY
                                TRUST III

                                By:
                                    ----------------------------------------
                                      Name:
                                      Title:    Trustee

                                /S/ Jack Nash
                                ----------------------------------------
                                JACK NASH

                                THE NASH FAMILY PARTNERSHIP

                                By: /s/ Joshua Nash
                                    ----------------------------------------
                                      Name:     Joshua Nash
                                      Title:    General Partner

                                /s/ Madison F. Grose
                                ----------------------------------------
                                MADISON F. GROSE


                                THE MADISON F. GROSE IRREVOCABLE
                                INSURANCE TRUST

                                By: /s/ Ellis F. Rinaldi
                                    ----------------------------------------
                                      Name:     Ellis F. Rinaldi
                                      Title:    Trustee


                                ----------------------------------------
                                MAX C. CHAPMAN

                                /s/ Merrick R. Kleeman
                                ----------------------------------------
                                MERRICK R. KLEEMAN


                                ----------------------------------------
                                EUGENE A. GORAB

                                /s/ Jamie R. Gates
                                ----------------------------------------
                                JAMIE R. GATES

                                /s/ Carly Simon
                                ----------------------------------------
                                CARLY SIMON


                                ----------------------------------------
                                STEVEN R. GOLDMAN

                                /s/ Alan Schwartz
                                ----------------------------------------
                                ALAN SCHWARTZ


                                /s/ Jay Sugarman
                                ----------------------------------------
                                JAY SUGARMAN

                                /s/ John Z. Kukral
                                ----------------------------------------
                                JOHN Z. KUKRAL

                                /s/ Jerome C. Silvey
                                ----------------------------------------
                                JEROME C. SILVEY

                                /s/ Geoffrey T. Boisi
                                ----------------------------------------
                                GEOFFREY T. BOISI


                                ----------------------------------------
                                MICHAEL MUELLER

                                /s/ Donna Mitchell
                                ----------------------------------------
                                CLATE JOSEPH KORSANT TRUST

                                By: /s/ Donna Mitchell
                                    ------------------------------------
                                    Name:  Donna Mitchell
                                    Title: Trustee

                                By: /s/ Dirk Ziff
                                    ------------------------------------
                                    Name:  Dirk Ziff
                                    Title: Trustee

                                /s/ Donna Mitchell
                                ----------------------------------------
                                JUSTIN FREDERICK KORSANT TRUST

                                By: /s/ Donna Mitchell
                                    ------------------------------------
                                    Name:  Donna Mitchell
                                    Title: Trustee

                                By: /s/ Dirk Ziff
                                    ------------------------------------
                                    Name:  Dirk Ziff
                                    Title: Trustee

                                /s/ James G. Babb, III
                                ----------------------------------------
                                JAMES G. BABB, III


                                LAMBSTER PARTNERS LIMITED
                                PARTNERSHIP

                                By:
                                      ----------------------------------------
                                      Name:
                                      Title:    General Partner

                                /s/ Jeff Dishner
                                ----------------------------------------
                                JEFF DISHNER


                                ----------------------------------------
                                GEOFFREY BEER


                                ----------------------------------------
                                CHARLES E. MUELLER, M.D.


                                ----------------------------------------
                                LOWELL D. KRAFF

                                /s/ Stephen Fiore
                                ----------------------------------------
                                STEPHEN FIORE

                                /s/ Jennifer Albero
                                ----------------------------------------
                                JENNIFER ALBERO


                                ----------------------------------------
                                JAMES A. KLEEMAN, M.D., PC

                                /s/ Ellis F. Rinaldi
                                ----------------------------------------
                                ELLIS F. RINALDI

                                /s/ J. Peter Paganelli
                                ----------------------------------------
                                J. PETER PAGANELLI


                                ----------------------------------------
                                JOHN F. COUTURE

                                /s/ James Oldham
                                ----------------------------------------
                                JAMES OLDHAM

                                THE PRUDENTIAL INSURANCE COMPANY
                                OF AMERICA, on behalf of Prudential Property
                                Investment Separate Account II

                                By: /s/ Roger S. Pratt
                                    ----------------------------------------
                                      Name: Roger S. Pratt
                                      Title: Vice President/Managing Director


                                ELEANOR MENDELL, AS TRUSTEE OF THE
                                GARY MENDELL FAMILY TRUST

                                By: /s/ Eleanor Mendell
                                    ----------------------------------------
                                      Name:     Eleanor Mendell
                                      Title:    Trustee

                                /s/ Gary Mendell
                                ----------------------------------------
                                GARY MENDELL

                                /s/ Ellen-Jo Mendell
                                ----------------------------------------
                                ELLEN-JO MENDELL

                                /s/ Stephen Mendell
                                ----------------------------------------
                                STEPHEN MENDELL


                                ----------------------------------------
                                JUDITH K. RUSHMORE

                                /s/ Murray Dow II
                                ----------------------------------------
                                MURRAY DOW II


                                WESTPORT HOSPITALITY, INC.

                                By:  /s/ Gary Mendell
                                    ----------------------------------------
                                      Name:  Gary Mendell
                                      Title: President




                                ZAPCO HOLDINGS, INC.

                                By: /s/ Orna L. Shulman
                                    ----------------------------------------
                                      Name:  Orna L. Shulman
                                      Title: Executive Vice President


                                ZAPCO HOLDINGS, INC. DEFERRED
                                COMPENSATION PLAN TRUST

                                By: /s/ Nancy Heinrich
                                    ----------------------------------------
                                      Name:   Nancy Heinrich
                                      Title:  Trustee


                                /s/ Orna L. Shulman
                                ----------------------------------------
                                ORNA L. SHULMAN


                                ----------------------------------------
                                ARTHUR GREEN


                                ----------------------------------------
                                MICHAEL HALL


                                ----------------------------------------
                                MARK ROSINSKY


                                ----------------------------------------
                                RANDI ROSINSKY


                                /s/ John Daily
                                ----------------------------------------
                                JOHN DAILY

                                ----------------------------------------
                                FELIX CACCIATO


                                /s/ Thomas Clearwater
                                ----------------------------------------
                                THOMAS CLEARWATER


                                ----------------------------------------
                                HARVEY MOORE


                                ----------------------------------------
                                TRACY DRISCOLL


                                                      CLASS "A" PARTNERS
                                                       Signature Blocks


                                /s/ Gary Mendell
                                ----------------------------------------
                                GARY MENDELL


                                /s/ Stephen Mendell
                                ----------------------------------------
                                STEPHEN MENDELL


                                ----------------------------------------
                                JUDITH K. RUSHMORE


                                /s/ Murray Dow II
                                ----------------------------------------
                                MURRAY DOW II


                                WESTPORT HOSPITALITY, INC.

                                By: /s/ Gary Mendell
                                   ----------------------------------------
                                      Name:  Gary Mendell
                                      Title: President

                            CERTIFICATE OF ADMISSION
                        OF SLT REALTY LIMITED PARTNERSHIP


                  THIS CERTIFICATE OF ADMISSION OF SLT REALTY LIMITED PARTNERSHIP ("Certificate of Admission") is made effective January 2, 1998, by Starwood Lodging Trust, a Maryland real estate investment trust, as the General Partner of SLT Realty Limited Partnership, a Delaware limited partnership ("Partnership"), which was formed pursuant to the provisions of that certain Limited Partnership Agreement of the Partnership dated as of December 15, 1994 and amended and restated as of June 29, 1995 and again as of November 14, 1997 and subsequently amended as of January 1, 1998 (as such agreement may be hereafter amended from time to time, "Partnership Agreement"). All capitalized terms not defined herein shall have the same meaning set forth in the Partnership Agreement.

                                 R E C I T A L S

                  WHEREAS, as of September 8, 1997, that certain Transaction Agreement ("Transaction Agreement") was entered into among the General Partner, the Partnership, SLC, the Operating Partnership, Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide"), a Delaware corporation, W&S Seattle Corp. ("Seattle"), a Delaware corporation, W&S Lauderdale Corp. ("Lauderdale"), a Delaware corporation, W&S Denver Corp. ("Denver"), a Delaware corporation, and the other parties thereto;

                  WHEREAS, pursuant to the Transaction Agreement, it is contemplated that, among other things, the Persons whose names appear below the General Partner's name on the signature pages of this Certificate of Admission (each a "Contributing Party" and, collectively, the "Contributing Parties") will contribute to the Partnership certain of the outstanding shares of capital stock of Seattle, Lauderdale and Denver in exchange for Class A Units described below;

                  WHEREAS, pursuant to Section 4.1(e) of the Partnership Agreement, the General Partner is authorized to cause the Partnership to issue additional Partnership Interests in one or more classes or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then-existing Partnership Interests and Units, as shall be determined by the General Partner in its sole and absolute discretion; and

                  WHEREAS, pursuant to Section 11.1(b)(3) and (4) of the Partnership Agreement, the General Partner is authorized to amend the Partnership Agreement without the Consent of the Limited Partners, and in accordance with Section 11.1(b) of the Partnership Agreement, the Limited Partners have received five Business Days' notice of this Certificate of Admission.

                  NOW THEREFORE, the undersigned certifies that all appropriate actions have been taken to admit the Contributing Parties to the Partnership upon the terms and conditions set forth below:

         SECTION 1. Each Contributing Party is hereby admitted as a Limited Partner of the Partnership and shall receive, inter alia, its share of a maximum total of 597,844 Class A Units(1) to be issued pursuant to the Transaction Agreement. The number of Class A Units received by each Contributing Party is set forth next to each such Contributing Party's signature block below. The General Partner hereby consents to each such admission. If the number of Class A Units to be received by any Contributing Party shall be adjusted after the date hereof in accordance with the terms of or in connection with the Transaction Agreement, the General Partner shall amend this Certificate of Admission to reflect such adjustment.

         SECTION 2. Each Contributing Party has agreed to comply with and to be bound by the terms and conditions of the Partnership Agreement. Each Contributing Party has represented that, to the best of its knowledge, its admission as a Limited Partner does not violate any of the restrictions set forth in Section 9.3 of the Partnership Agreement.

         SECTION 3. The Partnership Agreement is hereby amended such that each and every reference to the "Limited Partners" or to a "Limited Partner" includes each Contributing Party.

         SECTION 4. Exhibit A to the Partnership Agreement is hereby amended to reflect this Certificate of Admission.

         SECTION 5. Exhibit B to the Partnership Agreement is hereby amended to reflect this Certificate of Admission. The notice address of each Contributing Party is set forth on Exhibit A to this Certificate of Admission.

         SECTION 6. Section 1.1 of the Partnership Agreement is hereby amended by the addition of the following defined terms:

                           "Class A Certificate of Admission" shall mean the Certificate of Admission of SLT Realty Limited Partnership, dated as of January 2, 1998, that authorizes the issuance of the Class A Units.

                           "Class A Limited Partners" shall mean those Persons admitted to the Partnership pursuant to the Class A Certificate of Admission, and any Person who, at the time of reference thereto, is a Class A Limited Partner of the Partnership.

                           "Class A Liquidation Preference Distribution" shall mean, with respect to a Class A Unit, an amount equal to the "fair market value" of one OP Ordinary Unit,

--------

(1) The exact number of Class A Units to be issued to each Contributing Party will be determined on or about December 29, 1997 in a manner consistent with the Transaction Agreement.

         which shall be payable only in the event of the dissolution and liquidation of the Partnership not preceded or accompanied by a liquidation and dissolution of the Operating Partnership. Such fair market value shall be determined in good faith by the General Partner as of the effective date of such liquidation and dissolution or, if no such effective date applies, as of the date of the first liquidating distribution pursuant to Section 8.2. In the event of any change in (i) the nature or amount of securities constituting a unit of Paired Shares under the pairing agreement between the General Partner and SLC, (ii) the correspondence of the number of non-preferred Units in the Partnership to the number of Paired Shares outstanding or (iii) the correspondence of the number of OP Ordinary Units to the number of Paired Shares outstanding, the amount of the Class A Liquidation Preference that shall accrue with respect to each Class A Unit as a function of the fair market of each OP Ordinary Unit shall be equitably adjusted.

                           "Class A RP Special Distribution" shall mean, with respect to a Class A Unit, an amount equal to the sum, in cash, of the fair market value of all operating and liquidating distributions by the Operating Partnership with respect to OP Ordinary Units on or after January 2, 1998 (whether pursuant to Section 6.2 or 8.2 of the Operating Partnership Agreement) in an amount per Class A Unit equal to the amount so distributed in respect of each OP Ordinary Unit. In the event of any change in (i) the nature or amount of securities constituting a unit of Paired Shares under the pairing agreement between the General Partner and SLC, (ii) the correspondence of the number of non- preferred Units in the Partnership to the number of Paired Shares outstanding or (iii) the correspondence of the number of OP Ordinary Units to the number of Paired Shares outstanding, the amount of the Class A Special Distribution that shall accrue with respect to each Class A Unit as a function of the amount of the corresponding distribution on the OP Ordinary Units shall be equitably adjusted. Class A RP Special Distributions may only be made with respect to Class A Units and shall be due at the same time as such operating or liquidating distributions are made by the Realty Partnership.

                           "Class A Units" shall mean, collectively, the interests of Class A Limited Partners in capital, allocations of Net Income, Net Loss and distributions, including Class A RP Special Distributions and Class A Liquidation Preference Distributions, if any. The number of Class A Units owned by each Class A Limited Partner is set forth on Exhibit A hereto.

                           "OP Ordinary Units" shall mean units of the Operating Partnership other than units entitled to receive priority distributions under the Operating Partnership Agreement such as the Class A Units and Class B Units (as those terms are defined in the Operating Partnership Agreement).

                           "Operating Partnership Agreement" shall mean that certain Limited Partnership Agreement of the Operating Partnership dated as of December 15, 1994 and amended and restated as of June 29, 1995 and again as of November 14, 1997 and subsequently amended as of January 1, 1998 pursuant to the First Amendment to Second Amended and Restated Limited Partnership Agreement of SLC Operating Limited Partnership Agreement and as of January 2, 1998 pursuant to the Certificate of Admission of SLC Operating Limited Partnership, and as may hereafter be further amended, supplemented or restated from time to time.

                           "Units" shall have the meaning set forth in Section 4.1(c) hereof, and such term shall include Class A Units except where the context otherwise requires.

         SECTION 7. Section 6.1(a) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

         (a)     Allocation of Net Income and Net Loss.

                                            (i)      Net Income.  Except as
         otherwise provided herein, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

                                                     (A)      first, to the
         General Partner, until the cumulative Net Income allocated pursuant to this Section 6.1(a)(i)(A) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Section 6.1(a)(ii)(D) for all prior periods;

                                                     (B)      second, to the
         holders of Units, including Class A Units, to the extent of, in proportion to and in reverse order of their prior allocations of Net Loss pursuant to Section 6.1(a)(ii)(C) until the cumulative Net Income allocated pursuant to this Section 6.1(a)(i)(B) for the current and all prior periods equals the cumulative Net Loss allocated to such holders pursuant to Section 6.1(a)(ii)(C) for all prior periods;

                                                     (C) third, to the holders
         of Class A Units until each holder of Class A Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(C) in an amount equal to its accrued Class A Special Distributions, if any;

                                                     (D) fourth, to the holders
         of Class A Units until each holder of Class A Units has been allocated Net Income pursuant to this Section 6.1(a)(i)(D) in an amount equal to the excess of its accrued Class A Liquidation Preference Distributions, if any, over the portion of such holder's initial Capital Account balance allocable to the Class A Liquidation Preference;

                                                     (E) fifth, to the extent
         the Partnership has made distributions pursuant to Section 6.2(c) to the holders of Units, including Class A Units, in accordance with and in proportion to distributions made under Section 6.2(c); and

                                                     (F) thereafter, to the
         holders of Units, including Class A Units, in accordance with and in proportion to their respective holdings of Units.

                                            (ii)     Net Loss.  Except as
         otherwise provided herein, Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated in the following order and priority;

                                                     (A)      first, to the
         holders of Units, including Class A Units, to the extent of, in proportion to, and in the reverse order of, Net Income previously allocated to the Partners pursuant to Section 6.1(a)(i)(F), until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(A) for the current and all prior periods equals the cumulative Net Income allocated pursuant to Section 6.1(a)(i)(F) for all prior periods;

                                                     (B)      second, to the
         holders of Class A Units to the extent of and in proportion to their prior allocations of Net Income pursuant to Section 6.1(a)(i)(C) and
         (D) until the cumulative Net Loss allocated pursuant to this Section 6.1(a)(ii)(B) for the current and all prior periods equals the cumulative Net Income allocated to such holders pursuant to Section 6.1(a)(i)(C) and (D) for all prior periods;

                                                     (C)      third, to the
         holders of Units, including Class A Units, in accordance with their respective holdings of Units, provided that Net Losses shall not be allocated pursuant to this Section 6.1(a)(ii)(C) to the extent such allocations would cause any Limited Partner to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Loss relates; and

                                                     (D)      the balance, if
         any, to the General Partner.

         SECTION 8. Section 6.2 of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                           6.2 Distributions. The General Partner shall cause the Partnership to distribute all, or such portion as the General Partner may in its reasonable discretion determine, of Net Cash Flow in accordance with the distribution rules described below to the holders of applicable Units who are holders on the Record Date with respect to such distribution; provided that the General Partner shall be at all times authorized to cause the Partnership to distribute to the holders of Units pro rata in accordance with the holders' ownership of Units, sufficient amounts to enable the General Partner to pay shareholder dividends that will satisfy the REIT Requirements. For such purposes, Net Cash Flow shall be distributed:

                                    (a)     first, to the holders of Class A
         Units, pro rata in accordance with the holders' ownership of Class A Units, in an amount equal to the excess, if any, of (i) the total of all Class A RP Special Distributions that have accrued as of the date of payment of such distribution, less (ii) the total of all previous distributions to the holders of Class A Units in respect of such Class A RP Special Distributions pursuant to Section 8.2(a)(iv), if any, and this Section 6.2(a);

                                    (b)     except as otherwise provided in
         Sections 6.2(c), to the holders of Units, including Class A Units, who are holders on the Partnership Record Date with respect to such distribution pro rata in accordance with the holders' ownership of Units, including Class A Units; and

                                    (c)      when the General Partner declares
         a distribution to holders of Shares and the amount otherwise determined to be distributable to each holder of a Unit, including Class A Units, under Section 6.2(b) results in an amount that is less than the amount distributable to each holder of a Share (on a per Share to per Unit basis), the General Partner shall cause the Partnership to distribute sufficient amounts to holders of Units, including Class A Units, as of the Partnership Record Date so that such holders of Units, including Class A Units, will receive an amount per Unit equal to the related distributions to holders of Shares (on a per Share to per Unit basis). The General Partner shall accomplish this by reducing the amounts otherwise distributable to it under Section 6.2(b) and increasing the amount otherwise distributable to holders of Units, including Class A Units, under Section 6.2(b) and, to the extent necessary, by contributing additional capital to the Partnership.

         SECTION 9. Section 8.2(a) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                           8.2      Distributions on Dissolution.

                           (a) In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

                           (i) payment of creditors of the Partnership, including creditors who are Partners or former Partners;

                           (ii) establishment of reserves as provided by the Liquidating Trustee to provide for contingent liabilities, if any;

                           (iii) to the holders of Class A Units, pro rata in accordance with the holders' ownership of Class A Units, in an amount equal to the excess, if any, of (x) the Class A Liquidation Preference Distribution, over (y) the sum of all prior distributions to holders of Class A Units pursuant to this Section 8.2(a)(iii);

                           (iv) to the holders of Class A Units, pro rata in accordance with the holders' ownership of Class A Units, in an amount equal to the excess, if any, of (x) the total of all Class A RP Special Distributions that have accrued as of the date of payment of such liquidating distribution, less (y) the total of all previous distributions to the holders of Class A Units in respect of such Class A RP Special Distributions pursuant to Section 6.2(a) and this Section 8.2(a)(iv); and

                           (v) to the holders of Units, including Class A Units, in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods.

         Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (ii) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the provisions of this Section 8.2(a). No Partner or holder of Units shall be liable to any other Partner or holder of Units for a deficit balance in its Capital Account.

         SECTION 10. Notwithstanding Section 6.16(d) of the Transaction Agreement, no restrictions on the transfer of the shares of Denver, Seattle or Lauderdale shall be enforced if and only to the extent that such restriction would cause Denver, Seattle or Lauderdale to fail to meet the requirements of
Section 856(a)(2) of the Code.

         SECTION 11. As provided for in this Certificate of Admission and as otherwise necessary or appropriate to reflect the admission of the Contributing Parties to the Partnership, the Partnership Agreement is hereby amended effective as of the date first written above. Except as otherwise provided in this Certificate of Admission, each and every provision of the Partnership Agreement remains in full force and effect.

                  IN WITNESS WHEREOF, the party hereto has executed this Certificate of Admission or caused this Certificate of Admission to be executed on its behalf as of the date first above written.


                                   STARWOOD LODGING TRUST, a Maryland real
                                   estate investment trust


                                   By: /s/ Ronald C. Brown
                                      __________________________________
                                         Name:  Ronald C. Brown
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                  IN WITNESS WHEREOF, the Contributing Parties hereby agree to and acknowledge the terms of this Certificate of Admission.


117,036 Units                             WHWE L.L.C.

                                          By:      Whitehall Street Real Estate
                                                   Limited Partnership V,
                                                   Member and Manager

                                          By:


                                          By:



                                          By: /s/ Jonathan Langer
                                              ___________________________
                                                   Name:  Jonathan Langer
                                                   Title: Attorney-in-fact for
                                                          Whitehall Street Real
                                                          Estate Limited
                                                          Partnership V


221,081 Units                             Woodstar Investor Partnership

                                          By:      Marswood Investors, L.P.,
                                                   General Partner

                                          By:      Starwood Capital Group, L.P.,
                                                   General Partner

                                          By:      BSS Capital Partners, L.P.,
                                                   General Partner

                                          By:      Sternlicht Holdings II, Inc.,
                                                   General Partner


                                          By: /s/ Ronald C. Brown
                                              _________________________
                                                   Name: Ronald C. Brown
                                                   Title: Attorney-in-fact


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
132,192 Units                             Nomura Asset Capital Corporation


                                          By: /s/ Daniel S. Abrams
                                              _________________________
                                                   Name:  Daniel S. Abrams
                                                   Title: Managing Director


                                      - 9 -